FIRST INVESTORS LIFE SERIES FUNDS
Statement of Additional Information
dated May 1, 2013, Supplemented as of August 1, 2013

TICKER SYMBOLS
CASH MANAGEMENT FUND	- -

EQUITY INCOME FUND	- -

FUND FOR INCOME	- -

GOVERNMENT FUND	- -

GROWTH & INCOME FUND	- -

INTERNATIONAL FUND	- -

INVESTMENT GRADE FUND	- -

OPPORTUNITY FUND	- -

SELECT GROWTH FUND	- -

SPECIAL SITUATIONS FUND	- -

TARGET MATURITY 2015 FUND	- -

TOTAL RETURN FUND	- -

55 Broadway
New York, New York 10006

This is a Statement of Additional Information (including the Appendices A and B hereto, the “SAI”) for Cash Management Fund, Equity Income Fund, Fund For Income, Government Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund, Target Maturity 2015 Fund and Total Return Fund, each of which is a series of First Investors Life Series Funds (the “Trust”).  Each series is referred to herein as a “Fund,” or collectively the “Funds.”  Investments in the Funds may be made only through purchases of life insurance policies (“Policies”) and/or annuity contracts (“Contracts”) offered by insurance companies.  Premiums for the Policies and purchase payments for the Contracts, net of certain expenses, are paid into separate accounts that are established by the insurance companies that issue such Policies and Contracts.  The assets of the separate accounts are then invested in the Funds in accordance with the instructions of the purchasers of the Policies or Contracts.

This SAI is not a prospectus and it should be read in conjunction with the Funds’ prospectus dated May 1, 2013, supplemented as of August 1, 2013.  The financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders are incorporated by reference.  The First Investors Life Series Funds’ prospectus, SAI and reports may be obtained free of charge by contacting the Funds at the address noted above or by calling 1 (800) 423-4026 or by visiting our website at www.firstinvestors.com.  For more information about a life insurance Contract or life insurance Policy that you purchased, please refer to that Contract or Policy prospectus.

This SAI is divided into two parts – Part I and Part II.  Part I contains information that is particular to each Fund that is described in this SAI, while Part II contains information that generally applies to each of the Funds in the First Investors Family of Funds, except as otherwise indicated.

Statement of Additional Information
dated May 1, 2013, Supplemented as of August 1, 2013

PART I – TABLE OF CONTENTS

Part I contains information that is particular to each Fund that is described in this SAI.

History and Classification of The Funds	1
Investment Strategies, Policies and Risks	1
Portfolio Turnover	2
Management of the Funds	2
Investment Advisory Services and Fees	6
Portfolio Managers	10
Allocation of Portfolio Brokerage	17
Tax Information	19
Beneficial Ownership Information	19
Financial Statements	19
Appendix A: Investment Strategies Used by the First Investors Life Series Funds	A-1
Appendix B: Investment Policies of the First Investors Life Series Funds	B-1

PART II – TABLE OF CONTENTS

Descriptions Of Investment Strategies And Risks	1
I. Debt Securities	1
II. Equity Securities	8
III. Foreign Securities Exposure	10
IV. Restricted And Illiquid Securities	12
V. When Issued Securities	13
VI. Standby Commitments	13
VII. Derivatives	13
VIII. Repurchase Agreements	23
IX. Temporary Borrowing	23
X. Temporary Defensive Investments	23
Portfolio Holdings Information Policies And Procedures	24
Portfolio Turnover	26
Management Of The Funds	26
Responsibilities Of The Board Of The Funds	31
Financial Intermediary Compensation	33
Determination Of Net Asset Value	34
Allocation Of Portfolio Brokerage	36
Credit Ratings Information	37
General Information	41
Appendix A: Tax Information	A-1
Appendix B: Proxy Voting Guidelines	B-1
Appendix C: Proxy Voting Guidelines	C-1
Appendix D: Proxy Voting Guidelines	D-1
Appendix E: Proxy Voting Guidelines	E-1
Appendix F: Proxy Voting Guidelines	F-1

Statement of Additional Information Part I
dated May 1, 2013, Supplemented as of August 1, 2013

HISTORY AND CLASSIFICATION OF THE FUNDS

The Trust is an open-end management investment company commonly referred to as a mutual fund.  It was organized as a Delaware statutory trust on August 17, 2005.  The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value.  The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust.  Each Fund is diversified.  Prior to December 31, 2002, the Value Fund was known as the Utilities Income Fund; prior to June 27, 2006, the International Fund was known as the International Securities Fund; prior to October 18, 2006, the Growth & Income Fund was known as the Growth Fund; and prior to July 26, 2007, the Select Growth Fund was known as the Focused Equity Fund.  On November 16, 2007, the Special Bond Fund reorganized into the High Yield Fund and on December 9, 2011, the Blue Chip Fund reorganized into the Growth & Income Fund.  On September 4, 2012, the Value Fund was renamed the Equity Income Fund.  On December 17, 2012, the Discovery Fund and High Yield Fund were renamed the Special Situations Fund and Fund For Income, respectively, and the Opportunity Fund and Total Return Fund commenced operations.

On April 28, 2006, each Fund, except for the Opportunity Fund and Total Return Fund, acquired all of the assets of a predecessor fund through a reorganization.  Since each Fund’s objective(s) and policies are similar in all material aspects to those of the predecessor fund, and since each Fund has the same investment adviser, each Fund has adopted the performance and financial history of the predecessor fund.  Consequently, certain information included in the Fund’s prospectus and in this SAI, that is as of a date prior to the date of the Fund’s prospectus and this SAI, represents information of the predecessor fund.

The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of a Fund’s outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Board of Trustees (“Board” or “Trustees”) or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which vote is deemed by the Trustees or the President to be necessary or desirable.

INVESTMENT STRATEGIES, POLICIES AND RISKS

Each Fund’s objective(s), principal investment strategies, and principal risks are described in the prospectus of the Fund.  A summary of each of the investment strategies that are used by each Fund is set forth in Appendix A to Part I of this SAI.  Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies.  These policies are set forth in Appendix B to Part I of this SAI.  Appendix A and Appendix B are each part of this SAI.  Part II of this SAI provides more detailed descriptions of the investment strategies that may be used by the Funds and the related risks, including strategies that are not considered principal investment strategies and therefore are not described in the prospectus.

PORTFOLIO TURNOVER

The following table reflects the portfolio turnover rate with respect to each Fund for the fiscal years ended December 31, 2011 and 2012.  Part II of this SAI provides additional information concerning portfolio turnover, including the methodology that is used to compute portfolio turnover rates.

Portfolio Turnover Rates
Fund	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
Equity Income Fund	32%	39%
Fund For Income	63%	61%
Government Fund	33%	46%
Growth & Income Fund	26%	21%
International Fund	32%	41%
Investment Grade Fund	29%	28%
Opportunity Fund*	N/A	0%
Select Growth Fund	61%	52%
Special Situations Fund	59%	61%
Target Maturity 2015 Fund	0%	0%
Total Return Fund*	N/A	64%
* The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.

MANAGEMENT OF THE FUNDS

The First Investors Family of Funds share one common investment adviser, First Investors Management Company, Inc. (“FIMCO” or “Adviser”), and one common Board of Trustees.  Part II of the SAI contains additional information concerning FIMCO, the leadership structure and risk oversight responsibilities of the Board, additional information about each Trustee, any standing committees of the Board and the Code of Ethics that has been adopted by the Board.

Set forth below is information about the Trustees and certain Officers of the Funds.  The information concerning each Trustee’s and Officer’s positions with the Funds and length of service includes positions and length of service with the predecessors of the Funds that were reorganized with and into the Funds on April 28, 2006.  Thus, for example, if a Trustee was a Trustee or Director of the predecessor Fund since January 1, 2006, the information will state “Trustee since 1/1/2006.”  The address of each Trustee and officer listed below is c/o First Investors Legal Department, 55 Broadway, New York, NY 10006.

Trustees and Officers

INDEPENDENT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen**	Other Trusteeships/ Directorships Held
Susan E. Artmann 4/13/54	Trustee since 11/1/2012	Executive Vice President and Chief Financial Officer of HSBC Insurance North America since 2012; Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.	40	None
Mary J. Barneby 7/28/52	Trustee since 11/1/2012	Chief Executive Officer, Girl Scouts of Connecticut, since October 2012; Executive Director of UBS Financial Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).	40	None
Charles R. Barton, III 3/1/65	Trustee since 1/1/2006	Chief Operating Officer since 2007, Board Director since 1989 (currently, Ex-Officio) and Trustee since 1994 of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); and President of Noe Pierson Corporation (land holding and management service provider) since 2004.	40	None
Arthur M. Scutro, Jr. 11/9/41	Trustee since 1/1/2006 and Chairman since 1/1/2013	None/Retired.	40	None
Mark R. Ward 11/3/52	Trustee since 1/1/2010	Self employed, Consultant since 2008; Senior Partner, Ernst & Young, LLP, Leader, Mid-Atlantic Asset Management Practice (2003-2007).	40	None
* Each Trustee serves for an indefinite term until his or her successor is elected and duly qualified, or until his or her death, resignation or removal as provided in the Trust’s organizational documents or by statute.
** As of the date of this SAI, the First Investors Family of Funds consisted of 4 registered investment companies with 40 series funds.

OFFICERS WHO ARE NOT TRUSTEES
Name and Date of Birth	Position(s) held with Funds covered by this SAI and Length of Service*	Principal Occupation(s) During Past 5 Years
Derek Burke 8/4/63	President since August 2012
Director (since 2012) and President (since 2011) of First Investors Management Company, Inc., and Administrative Data Management Corp.; Board of Managers and Chief Executive Officer of First Investors Advisory Services, LLC (since 2012); Consultant, Burke Consulting (2010-2011); UBS - Managing Director, Co-Head of Investment Solutions (2009-2010); and UBS - Managing Director, Head of Institutional, Retirement and Fund Services (2004-2009).

Joseph I. Benedek 8/2/57	Treasurer since 1988	Treasurer and Principal Accounting Officer of First Investors Management Company, Inc.
Mary Carty 11/11/50	Secretary since 2010
General Counsel of First Investors Management Company, Inc. and various affiliated companies since December 2012 and Assistant Counsel of First Investors Management Company Inc., (2010-2012).  Special Counsel and Associate at Willkie Farr & Gallagher LLP (1998-2009).

Marc Milgram 6/9/57	Chief Compliance Officer since 2010
Chief Compliance Officer of First Investors Management Company, Inc. since 2010; Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); First Investors Corporation, Vice President (2008-2009); and Administrative Data Management Corp., Vice President (2008-2009).

* Officers are elected and appointed by the Board for one-year terms.

Trustee Ownership of First Investors Funds
As of December 31, 2012

INDEPENDENT TRUSTEES
Trustee	Funds Covered by this SAI	Dollar Range of Ownership of Funds covered by this SAI	Aggregate Dollar Range of Equity Securities – all Registered Investment Companies overseen by Trustee in First Investors Family of Funds†
Susan E. Artmann*	None	None	None
Mary J. Barneby*	None	None	None
Charles R. Barton, III	None	None	Over $100,000
Arthur M. Scutro, Jr.	None	None	$50,001-$100,000
Mark R. Ward	None	None	$50,001-$100,000
* On November 1, 2012, Ms. Artmann and Ms. Barneby were appointed as Trustees of the Funds.
† As of the date of this SAI, the First Investors Family of Funds consists of 4 registered investment companies with 40 series funds.

As of April 9, 2013, the Trustees and officers, as a group, owned less than 1% of the shares of each Fund.

Compensation of Trustees

The following table lists compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2012.

Trustee	Aggregate Compensation From Life Series Funds	Total Compensation From First Investors Funds Complex Paid to Trustees†
Susan E. Artmann*	$1,547	$13,100
Mary J. Barneby*	$1,547	$13,100
Charles R. Barton, III	$8,929	$75,600
Arthur M. Scutro, Jr.	$9,284	$78,600
Mark R. Ward	$8,929	$75,600
* On November 1, 2012, Ms. Artmann and Ms. Barneby were appointed Trustees of the Funds.
† As of the date of this SAI, the First Investors Funds Complex consisted of 4 registered investment companies with 40 Series funds.

No pension or retirement benefits are proposed to be paid under any existing plan to any Trustee by any Fund, any of its subsidiaries or any other investment companies in the First Investors Family of Funds.

INVESTMENT ADVISORY SERVICES AND FEES

Part II of this SAI describes the terms of the Trust’s Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreement.  It also describes the Subadvisory Agreement of any Fund that has a subadviser.

Set forth below is the method for calculating the current advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid and fees waived for each Fund for the past three fiscal years.  The fee is accrued daily by each Fund, covered by this SAI, based on the Fund’s net assets.  The fees waived reflect fee schedules that were in effect during the relevant periods shown.  Information about subadvisory fees is also included for any Fund that has a subadviser.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee that is paid monthly according to the following schedule:

Average Daily Net Assets	Annual Rate
Up to $250 million	0.75%
In excess of $250 million up to $500 million	0.72%
In excess of $500 million up to $750 million	0.69%
In excess of $750 million up to $1.25 billion	0.66%
In excess of $1.25 billion up to $1.75 billion	0.64%
In excess of $1.75 billion up to $2.25 billion	0.62%
Over $2.25 billion	0.60%

The following tables reflect the advisory fees paid and advisory fees waived with respect to each Fund for the fiscal years ended December 31, 2010, December 31, 2011 and December 31, 2012.

Fiscal Year Ended 12/31/10
Fund	Advisory Fees Paid	Advisory Fees Waived
Cash Management Fund	$72,785	$72,785*
Equity Income Fund	$493,444	$0
Fund For Income	$509,946	$0
Government Fund	$202,276	$40,455
Growth & Income Fund	$1,417,186	$0
International Fund	$762,213	$0
Investment Grade Fund	$309,151	$61,830
Opportunity Fund**	N/A	N/A
Select Growth Fund	$85,415	$0
Special Situations Fund	$990,697	$0
Target Maturity 2015 Fund	$206,120	$41,224
Total Return Fund**	N/A	N/A
* In addition, the Adviser reimbursed expenses in the amount of $6,349 for the Cash Management Fund. ** The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.

Fiscal Year Ended 12/31/11
Fund	Advisory Fees Paid	Advisory Fees Waived
Cash Management Fund	$81,431	$81,431*
Equity Income Fund	$523,869	$0
Fund For Income	$544,444	$0
Government Fund	$206,208	$41,242
Growth & Income Fund	$1,614,140	$0
International Fund	$816,235	$0
Investment Grade Fund	$334,512	$66,903
Opportunity Fund**	N/A	N/A
Select Growth Fund	$120,797	$0
Special Situations Fund	$1,154,595	$0
Target Maturity 2015 Fund	$203,477	$40,696
Total Return Fund**	N/A	N/A
* In addition, the Adviser reimbursed expenses in the amount of $12,697 for the Cash Management Fund. ** The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.

Fiscal Year Ended 12/31/12
Fund	Advisory Fees Paid	Advisory Fees Waived
Cash Management Fund	$78,986	$78,986*
Equity Income Fund	$545,435	$0
Fund For Income	$596,116	$0
Government Fund	$225,707	$45,141
Growth & Income Fund	$2,586,621	$0
International Fund	$860,265	$0
Investment Grade Fund	$390,313	$78,062
Opportunity Fund**	$292	$0
Select Growth Fund	$165,687	$0
Special Situations Fund	$1,186,963	$0
Target Maturity 2015 Fund	$190,580	$38,116
Total Return Fund**	$290	$0
* In addition, the Adviser reimbursed expenses in the amount of $13,010 for the Cash Management Fund. ** The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.

For each Fund that is managed by a subadviser, the Adviser is responsible for paying the subadviser a fee, in accordance with a schedule that is described below, based on the amount of the Fund’s daily net assets that is managed by the subadviser.  Cash that a subadviser does not invest is generally invested by the Adviser.  The Adviser may determine, in its discretion, not to invest the cash balance of any Fund depending on market or economic conditions.  For purposes of calculating the fee to be paid to each subadviser, any daily cash balance that is invested by the Adviser is excluded from each of the Fund’s daily net assets.

Special Situations Fund

Pursuant to a Subadvisory Agreement with Paradigm Capital Management, Inc. (“Paradigm Capital Management”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Paradigm Capital Management with respect to the Life Series Special Situations Fund, according to the following schedule:

1.
The daily net assets of the Life Series Special Situations Fund and First Investors Special Situations Fund, a series of First Investors Equity Funds, shall first be added together (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Paradigm Capital Management for management, which is currently the cash balance).

2.	An aggregate fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
a.	0.40% of the first $50 million;
b.	0.30% of the next $200 million; and
c.	0.25% on the balance over $250 million.

3.
The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of the net assets of the Life Series Special Situations Fund to the sum of the net assets of both Funds.

Select Growth Fund

Pursuant to a Subadvisory Agreement with Smith Asset Management Group L.P. (“Smith”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Smith with respect to the Life Series Select Growth Fund, according to the following schedule:

1.
The daily net assets of the Life Series Select Growth Fund shall be aggregated with the net assets (if any) of the First Investors Select Growth Fund, a series of First Investors Equity Funds, that are being managed by Smith (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Smith for management, which is currently the cash balance).

2.	An aggregate fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
a.	0.40% of the first $50 million;
b.	0.30% of the next $200 million and
c.	0.25% on all balances over $250 million.

3.
The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of net assets of the Life Series Select Growth Fund to the sum of the net assets of both Funds that are being managed by Smith.

International Fund

Pursuant to a Subadvisory Agreement with Vontobel Asset Management, Inc. (“Vontobel”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Vontobel with respect to the Life Series International Fund, according to the following schedule:

1.
The daily net assets of the Life Series International Fund shall be aggregated with the net assets (if any) of the First Investors International Fund, a series of First Investors Equity Funds, that are being managed by Vontobel (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Vontobel for management, which is currently the cash balance).

2.	An aggregate fee shall then be computed on the sum as if the two series were combined using the following schedule:
a.	0.50% of the first $100 million;
b.	0.35% of the next $100 million;
c.	0.30% of the next $800 million; and
d.	0.25% on the balance over $1 billion.

3.
The fee payable under the Subadvisory Agreement shall then be computed by multiplying the aggregate fee by the ratio of net assets of the Life Series International Fund to the sum of the net assets of both Funds that are being managed by Vontobel.

Fund For Income

Pursuant to a Subadvisory Agreement with Muzinich & Co. Inc. (“Muzinich”), the Adviser has undertaken to pay an annual subadvisory fee, paid monthly, to Muzinich with respect to the Life Series Fund For Income, according to the following schedule:

1.
The average daily net assets of the Life Series Fund For Income shall be aggregated with the average net assets (if any) of the First Investors Fund For Income, a series of First Investors Income Funds (excluding the portion of each Fund’s assets that is not delegated by the Adviser to Muzinich for management, which is currently the cash balance).

2.	A blended fee shall then be computed on the sum as if the two Funds were combined using the following schedule:
a.	0.25% on the first $250 million;
b.	0.225% on the next $250 million; and
c.	0.20% on all balances over $500 million.

3.
The fee payable under the Subadvisory Agreement with respect to the Life Series Fund For Income shall then be computed by multiplying the blended fee by the ratio of the average daily net assets of the Life Series Fund For Income to the sum of the average daily net assets of both Funds that are being managed by Muzinich.

The following table reflects subadvisory fees paid by the Adviser with respect to each Fund listed for the fiscal years ended December 31, 2010, December 31, 2011, and December 31, 2012.

Subadvisory Fees Paid
Fund	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2012
International Fund	$412,541	$431,658	$444,677
Select Growth Fund	$36,297	$50,141	$67,018
Special Situations Fund	$371,428	$412,077	$429,046
Fund For Income	$154,599	$162,590	$175,403

PORTFOLIO MANAGERS

The following provides certain information for the portfolio managers of the Adviser who have responsibility for the daily management of some Funds.  In addition, Paradigm Capital Management, Vontobel, Smith and Muzinich have provided information below regarding their portfolio managers.

A.	Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2012

Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts which Advisory Fee is Based on Account Performance	Total Assets in the Accounts which Advisory Fee is Based on Account Performance (in millions)
FIMCO’s Portfolio Managers:
Clark D. Wagner: Life Series Government Fund Life Series Investment Grade Fund Life Series Target Maturity 2015 Fund Life Series Total Return Fund	Other Registered Investment Companies	17	$3,170	0	$0
	Other Pooled Investment Vehicles	1	$23.9	0	$0
	Other Accounts	2	$327.8	0	$0
Edwin D. Miska: Life Series Growth & Income Fund Life Series Opportunity Fund Life Series Total Return Fund	Other Registered Investment Companies	3	$2,415.9	0	$0
	Other Pooled Investment Vehicles	1	$23.9	0	$0
	Other Accounts	1	$7.1	0	$0
Rodwell Chadehumbe: Life Series Government Fund Life Series Target Maturity 2015 Fund	Other Registered Investment Companies	1	$414.2	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Rajeev Sharma: Life Series Investment Grade Fund	Other Registered Investment Companies	1	$564.1	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Sean Reidy: Life Series Equity Income Fund	Other Registered Investment Companies	1	$415.3	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Douglas R. Waage: Life Series Growth & Income Fund	Other Registered Investment Companies	1	$1,267.2	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Steven S. Hill: Life Series Opportunity Fund	Other Registered Investment Companies	1	$572.7	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Paradigm Capital Management’s Portfolio Managers:
Jonathan S. Vyorst: Life Series Special Situations Fund	Other Registered Investment Companies	3	$608.3	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	130	$636.9	0	$0
Amelia F. Weir1: Life Series Special Situations Fund	Other Registered Investment Companies	5	$575	0	$0
	Other Pooled Investment Vehicles	4	$280	4	$122
	Other Accounts	36	$581	0	$0
1.On February 25, 2013, Ms Weir began serving as Co-Portfolio Manager of the Life Series Special Situations Fund and the chart above reflects the most recent information for Ms. Weir as of the close of business dated February 28, 2013.

Vontobel’s Portfolio Manager:
Rajiv Jain: Life Series International Fund	Other Registered Investment Companies	5	$8,531	0	$0
	Other Pooled Investment Vehicles	19	$11,742	0	$0
	Other Accounts	36	$13,305	1	$201

Smith’s Portfolio Managers:
Stephen S. Smith: Life Series Select Growth Fund	Other Registered Investment Companies	3	$361.4	0	$0
	Other Pooled Investment Vehicles	2	$9.5	0	$0
	Other Accounts	106	$1,754.4	0	$0
John D. Brim: Life Series Select Growth Fund	Other Registered Investment Companies	3	$361.4	0	$0
	Other Pooled Investment Vehicles	2	$9.5	0	$0
	Other Accounts	106	$1,754.4	0	$0
Eivind Olsen: Life Series Select Growth Fund	Other Registered Investment Companies	3	$361.4	0	$0
	Other Pooled Investment Vehicles	2	$9.5	0	$0
	Other Accounts	106	$1,754.4	0	$0

Muzinich’s Portfolio Managers:
Clinton Comeaux: Life Series Fund For Income	Other Registered Investment Companies	1	$619.4	0	$0
	Other Pooled Investment Vehicles	19	$16,397.7	5	$1,907.6
	Other Accounts	19	$1,519.8	6	$457.5
Dennis V. Dowden: Life Series Fund For Income	Other Registered Investment Companies	2	$631.3	0	$0
	Other Pooled Investment Vehicles	5	$169.1	1	$78.9
	Other Accounts	4	$244.8	2	$102.1
Bryan Petermann: Life Series Fund For Income	Other Registered Investment Companies	1	$619.4	0	$0
	Other Pooled Investment Vehicles	16	$16,255.5	2	$1,765.4
	Other Accounts	16	$1,552.4	3	$400

B.	Potential Conflicts of Interest in Other Managed Accounts for Fiscal Year Ended December 31, 2012

FIMCO’s Portfolio Managers:

Each of the FIMCO portfolio managers manages at least one First Investors mutual fund in addition to a Fund or Funds that are covered by this SAI.  In many cases, these other First Investors Funds are managed similarly to the Funds that are shown in this SAI, except to the extent required by differences in cash flow, investment policy, or law.  Mr. Miska participates in the day-to-day management of First Investors’ profit sharing plan and FIMCO’s own investment account.  Mr. Wagner also participates in the day-to-day management of First Investors’ profit sharing plan, the general account of our life insurance company affiliate and FIMCO’s own investment account.  Portions of these non-fund accounts may be managed similarly to one or more of the Funds covered by this SAI.

The side-by-side management of two or more First Investors Funds or non-fund accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  A FIMCO portfolio manager may also want to buy the same security for two Funds that he manages or for a Fund and a non-fund account.  In some cases, there may not be sufficient amounts of the security available (for example, in the case of a hot initial public offering (“IPO”) or new bond offering) to cover the needs of all of the accounts managed by a FIMCO portfolio manager or the buying activity of the accounts could affect the market value of the security.  Similar potential conflicts could arise when two or more Fund or non-fund accounts managed by the same portfolio manager or managers want to sell the same security at the same time.  Finally, a portfolio manager may want to sell a security that is held by a Fund or non-fund account and at the same time buy the same security for another one of his accounts.  This could occur even if the accounts were managed similarly because, for example, the two accounts have different cash flows.

FIMCO has adopted a variety of policies and procedures to address these potential conflicts of interest and to ensure that each Fund and non-fund account is treated fairly.  For example, FIMCO has adopted policies for bunching and allocating trades when two or more Funds or non-fund accounts wish to buy or sell the same security at the same time.  These policies prescribe the procedures for placing orders in such circumstances, determining allocations in the event that such orders cannot be fully executed, and determining the price to be paid or received by each account in the event that orders are executed in stages.  FIMCO has also adopted special policies that address investments in IPOs and new bond offerings, the side-by-side management of Funds and the non-fund accounts, and internal crosses between FIMCO-managed accounts that are effected under Rule 17a-7 of the Investment Company Act. FIMCO’s Investment Compliance Manager also conducts reviews of trading activity to monitor for compliance with these policies and procedures.  FIMCO has also adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio managers of the Funds.

Paradigm Capital Management’s Portfolio Managers:

Each of Paradigm Capital Management’s portfolio managers also manages one other First Investors mutual fund other than the Fund covered by this SAI, other mutual funds, and multiple institutional accounts.  The other First Investors mutual fund is managed similarly to the Fund that is covered by this SAI, except to the extent required by differences in cash flow, investment policy or law.  The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios.  The portfolio manager may also want to buy the same security for the two Funds that they manage or a Fund and a non-fund account.  In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Paradigm Capital Management.

Paradigm Capital Management’s goal is to treat all clients fairly and provide high quality investment services.  Paradigm Capital Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts.  Paradigm Capital Management utilizes a pro-rata allocation methodology for the purchase and sale of securities common to more than one portfolio.  An exception to the pro-rata allocation methodology can be made for tax considerations and specific client mandates, including directed brokerage specifications.

Vontobel’s Portfolio Manager:

Vontobel’s portfolio manager is responsible for the day-to-day management of one other First Investors mutual fund other than the Fund covered by this SAI, other mutual funds, multiple pooled vehicles and institutional accounts.  The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria.  This screening process yields an investment universe from which each portfolio that Vontobel manages is built.  The side-by-side management of First Investors Funds and other accounts presents a variety of potential conflicts of interest.  For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio.  The performance of securities within one portfolio may differ from the performance of securities in another portfolio.  In some cases, there may not be a sufficient amount of securities available to fulfill the complete allocation of said securities amongst all client accounts.

It is the goal of Vontobel, as a fiduciary, to treat all clients in a fair and equitable manner. Vontobel has designed policies and procedures, including policies and procedures for brokerage and trade allocation. Vontobel believes that the policies and procedures it has implemented are reasonably designed to detect and remedy the types of conflicts associated with managing multiple portfolios.

Smith’s Portfolio Managers:

Smith’s portfolio managers are responsible for the day-to-day management of one other First Investors mutual fund other than the Fund covered by this SAI, other mutual funds, multiple pooled vehicles and multiple institutional accounts.  Potential conflicts of interest may be presented in connection with the portfolio manager’s management of the Fund’s investments, on one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading.  Smith has established written policies and procedures relating to its investment management and trading practices that are designed to ensure that such conflicts are addressed appropriately and that clients are treated fairly.  On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients.  Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees’ personal securities transactions.

Muzinich’s Portfolio Managers:

Each of Muzinich’s portfolio managers also manages one other First Investors mutual fund other than the Fund covered by this SAI and multiple institutional accounts. The other First Investors mutual fund is managed similarly to the Fund that is covered by this SAI, except to the extent required by differences in cash flow, investment policy or law. The side-by-side management of First Investors Funds and the other accounts presents a variety of potential conflicts of interest. For example, the portfolio manager may purchase or sell securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The portfolio managers may also want to buy the same security for the two Funds that they manage or a Fund and a non-fund account. In some cases, there may not be sufficient amounts of the securities available to cover the needs of all the accounts managed by Muzinich.  Muzinich endeavors to treat all clients fairly and provide high quality investment services.  As a result, Muzinich has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts of different types with similar and dissimilar investment objectives and guidelines.  Muzinich generally utilizes techniques such as account rotation or a pro-rata allocation methodology, which considers available cash and individual account investment guidelines for the purchase and sale of securities common to more than one portfolio to equitably allocate trade opportunities.

C.	Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2012

FIMCO’s Portfolio Managers:

Each FIMCO portfolio manager of each Fund covered by this SAI receives a salary. Each portfolio manager is also eligible to receive a bonus with respect to each Fund that he manages, except for the Cash Management and Target Maturity 2015 Funds.  For this purpose, each Life Series Fund’s performance is adjusted to reflect the expenses of the retail version of the same or similarly managed Fund, which is also managed by the same portfolio manager.  Whether or not a portfolio manager receives a bonus award is dependent upon, among other factors, the performance of the Fund during the calendar year.  The factors (determined annually) incorporated into a bonus formula which determines the eligible bonus award include: pre-tax performance versus a specified Lipper Peer Group, average net assets of the Fund, and management fees received.  A portion of the bonus to be paid is dependent on other factors, including the portfolio manager’s compliance record.  In the case of a Fund that has more than one portfolio manager, the bonus may be shared.  In addition to the bonuses that they may receive on the Funds that they manage, FIMCO’s Director of Equities and Director of Fixed Income may be entitled to receive a percentage of any bonus that is earned by a portfolio manager who reports to them.  All bonuses  are paid as follows:  one-third of the bonus is paid within the first quarter of the following year.  The remaining amount is invested in the retail version of the Fund and then paid in two installments over the next two years.  In the case of each bonus installment, the portfolio manager must remain actively employed by FIMCO and also be in good standing with FIMCO until each installment is paid; otherwise the installment is forfeited.  Each portfolio manager is also entitled to participate on the same basis as other employees in the profit sharing plan that is offered by FIMCO’s parent company.  The amount that is contributed to this plan is determined at the sole discretion of the parent company based upon the overall profitability of FIMCO and its affiliates from all lines of business.  The profitability of FIMCO is an important factor in determining the amount of this contribution.

The following chart shows each Fund’s Lipper Peer Group for purposes of determining each portfolio manager’s potential bonus for the fiscal year ended December 31, 2012.

Fund	Lipper Peer Group
Life Series Government Fund	Lipper General U.S. Government Funds
Life Series Growth & Income Fund	Lipper Multi-Cap Core Funds
Life Series Investment Grade Fund	Lipper Corporate Debt BBB Rated Funds
Life Series Equity Income Fund	Lipper Equity Income Funds
Life Series Opportunity Fund	Lipper Mid-Cap Core Funds
Life Series Total Return Fund	Lipper Mixed Asset Target Allocation-Moderate Funds

In addition to managing certain Funds covered by this SAI and other First Investor Funds, Mr. Wagner is also primarily responsible for managing the fixed income investments in the parent company’s own profit sharing plan, the investment accounts of FIMCO and its life insurance company affiliate (collectively, “the proprietary accounts”).  In addition to managing one of the Funds covered by this SAI and other First Investor Funds, Mr. Miska is primarily responsible for managing the equity investments in the parent company’s profit sharing plan and the investment accounts of FIMCO. Mr. Wagner and Mr. Miska do not receive any compensation (apart from their normal FIMCO salary and entitlement to participate on the same basis as other employees in the parent company’s profit sharing plan) for managing the investments of the proprietary accounts.  Nor do they receive any form of bonus for assisting in the management of the proprietary accounts.  Although Messrs. Wagner and Miska do not receive any compensation or bonus for managing the proprietary accounts, as discussed above, they are participants in the parent company’s profit sharing plan.  Moreover, the proprietary accounts invest in assets that are eligible investments for the Funds that Messrs. Wagner and Miska manage or oversee in their capacities as Directors of Fixed Income and Equities.  Thus, they could have a potential economic incentive to favor the proprietary accounts over the Funds in determining which investments to buy, sell or hold.  FIMCO monitors trading in the proprietary accounts to address such potential conflicts.

Paradigm Capital Management’s Portfolio Managers:

Mr. Vyorst’s and Ms. Weir’s compensation, which is paid by Paradigm Capital Management, for managing the Special Situations Fund, other investment companies, institutional accounts and/or high net worth accounts, consists of a base salary plus a discretionary bonus. The discretionary bonus is based on a combination of their performance versus the benchmark, and their performance versus their peers.  In addition, Mr. Vyorst receives a fixed percentage of the fees earned for the high net worth assets he manages.

In addition, Mr. Vyorst also participates in Paradigm Capital Management’s Employee Stock Ownership Plan.  Under the Employee Stock Ownership Plan, each share increases in value as revenues grow.

Fund	Benchmark Index and/or Peer Group
Life Series Special Situations Fund	Russell 2000 Index

Vontobel’s Portfolio Manager:

Mr. Jain is compensated by the Fund’s subadviser, Vontobel.  The portfolio manager does not receive any compensation directly from the International Fund or the Fund’s Adviser.  The portfolio manager’s compensation consists of two components.  The first component is a base salary, which is fixed.  The second component of the compensation is a small percentage of the gross revenues received by Vontobel, which are generated by the products that the portfolio manager manages.  Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy.  Incentive compensation is paid quarterly in arrears.  A significant portion of such incentive compensation is subject to 3 year deferrals.  All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm.  In the case of the portfolio manager(s), amounts deferred equal approximately one year’s total compensation on a rolling basis.

Smith’s Portfolio Managers:

Smith is paid a fee based on the assets under management as set forth in the Subadvisory Agreement between Smith and FIMCO on behalf of the Life Series Select Growth Fund.  Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Subadvisory Agreement.

All Portfolio Managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith.  Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing.  As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Muzinich’s Portfolio Managers:

Muzinich offers a compensation system with incentives designed to stimulate individual and firm-wide performance.  The firm provides salaries that are augmented through a profit sharing bonus system, the relative weighting of which varies each year with firm and individual performance.  For the portfolio managers, the relative performance of Muzinich’s platforms compared to the market (as applicable to each account and its benchmarks) is a significant factor in the determination of their bonus.

The firm typically pays out a substantial percentage of its net profits in employee compensation.  Accordingly, all members of the firm are highly incentivised to grow the firm’s profits through both portfolio performance and success of the firm as a whole.

For all employees, including portfolio managers, individual performance is considered not only within a professional’s immediate responsibilities (e.g. an analyst’s investment recommendations), but also in relation to an individual’s positive contribution to the firm as a whole.  Understanding that all of Muzinich’s portfolios are managed on a team basis, all team members benefit directly from the success of the investment management effort across all products.

Muzinich believes that an employee’s greatest financial reward should always come from the long-term success of its clients and the extended profitability of the firm as a whole, rather than from shorter-term, or more ephemeral, success.

D.	Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2012

FIMCO’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Clark D. Wagner	Life Series Government Fund	None
	Life Series Investment Grade Fund	None
	Life Series Target Maturity 2015 Fund	None
	Life Series Total Return Fund	None
Edwin D. Miska	Life Series Growth & Income Fund	None
	Life Series Opportunity Fund	None
	Life Series Total Return Fund	None
Rodwell Chadehumbe	Life Series Government Fund	None
	Life Series Target Maturity 2015 Fund	None
Rajeev Sharma	Life Series Investment Grade Fund	None
Sean Reidy	Life Series Equity Income Fund	None
Douglas R. Waage	Life Series Growth & Income Fund	None
Steven S. Hill	Life Series Opportunity Fund	None

Paradigm Capital Management’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Jonathan S. Vyorst	Life Series Special Situations Fund	None
Amelia F. Weir1	Life Series Special Situations Fund	None
1.On February 25, 2013, Ms Weir began serving as Co-Portfolio Manager of the Life Series Special Situations Fund and the chart above reflects the most recent information for Ms. Weir as of the close of business dated February 28, 2013

Vontobel’s Portfolio Manager:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Rajiv Jain	Life Series International Fund	None

Smith’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Stephen S. Smith	Life Series Select Growth Fund	None
John D. Brim	Life Series Select Growth Fund	None
Eivind Olsen	Life Series Select Growth Fund	None

Muzinich’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Clinton Comeaux	Life Series Fund For Income	None
Dennis V. Dowden	Life Series Fund For Income	None
Bryan Petermann	Life Series Fund For Income	None

ALLOCATION OF PORTFOLIO BROKERAGE

Part II of this SAI describes the brokerage allocation policies of the First Investors Funds.  Set forth below are tables containing information concerning the commissions paid by the Funds for the prior three fiscal years as well as any investments that they have made in their regular broker-dealers (or their parent companies) during the past fiscal year.  In addition, the amounts listed below under “Commissions Paid for Research Services” and “Transactions for Which Commissions Paid for Research Services” include only commissions paid for third-party research.  The Funds also direct commissions to full service broker-dealers that offer proprietary research on a “bundled” basis.  The amounts paid to full service broker-dealers are included below under “Total Commissions Paid” but are not reflected in the other two columns.

Commissions Paid Fiscal Year Ended 12/31/10
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Cash Management Fund	$0	$0	$0
Equity Income Fund	$48,612	$27,129	$15,270,411
Fund For Income	$0	$0	$0
Government Fund	$0	$0	$0
Growth & Income Fund	$187,938	$123,652	$64,201,979
International Fund	$110,424	$32,907	$19,535,689
Investment Grade Fund	$0	$0	$0
Opportunity Fund1	N/A	N/A	N/A
Select Growth Fund	$16,561	$16,561	$20,472,844
Special Situations Fund2	$243,249	$0	$0
Target Maturity 2015 Fund	$0	$0	$0
Total Return Fund1	N/A	N/A	N/A

1.  The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.
2.  The Trustees authorized the Fund’s subadviser, Paradigm Capital Management, to pay commissions generated by the Special Situations Fund to an affiliated broker-dealer, CL King & Associates (“CL King”), in accordance with procedures adopted by the Special Situations Fund pursuant to Rule 17e-1 of the 1940 Act. During the fiscal year ended December 31, 2010, the Special Situations Fund: (i) paid $32,398 in commissions to CL King, representing 13.32% of its Total Commissions Paid; and (ii) engaged in transactions with CL King valued at $26,322,985, representing 16.32% of its aggregate transactions.

Commissions Paid Fiscal Year Ended 12/31/11
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Cash Management Fund	$0	$0	$0
Equity Income Fund	$76,077	$40,012	$18,432,498
Fund For Income	$96	$0	$0
Government Fund	$0	$0	$0
Growth & Income Fund	$188,571	$126,369	$69,453,819
International Fund	$113,505	$18,405	$11,258,737
Investment Grade Fund	$0	$0	$0
Opportunity Fund1	N/A	N/A	N/A
Select Growth Fund	$14,012	$14,012	$22,051,482
Special Situations Fund2	$219,618	$0	$0
Target Maturity 2015 Fund	$0	$0	$0
Total Return Fund1	N/A	N/A	N/A
1.  The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.
2.  The Trustees authorized the Fund’s subadviser, Paradigm Capital Management, to pay commissions generated by the Special Situations Fund to an affiliated broker-dealer, CL King & Associates (“CL King”), in accordance with procedures adopted by the Special Situations Fund pursuant to Rule 17e-1 of the 1940 Act. During the fiscal year ended December 31, 2011, the Special Situations Fund: (i) paid $39,246 in commissions to CL King, representing 17.9% of its Total Commissions Paid; and (ii) engaged in transactions with CL King valued at $36,716,247, representing 21.9% of its aggregate transactions.

Commissions Paid Fiscal Year Ended 12/31/12
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Cash Management Fund	$0	$0	$0
Equity Income Fund	$83,177	$41,221	$25,158,348
Fund For Income	$96	$0	$0
Government Fund	$0	$0	$0
Growth & Income Fund	$208,281	$146,791	$88,254,170
International Fund	$110,099	$31,658	$70,272,230
Investment Grade Fund	$0	$0	$0
Opportunity Fund1	$444	$5	$6,790
Select Growth Fund	$22,715	$22,715	$26,144,427
Special Situations Fund2	$260,598	$0	$0
Target Maturity 2015 Fund	$0	$0	$0
Total Return Fund1	$441	$10	$8,142
1.  The Opportunity Fund and Total Return Fund commenced operations on December 17, 2012.
2.  The Trustees authorized the Fund’s subadviser, Paradigm Capital Management, to pay commissions generated by the Special Situations Fund to an affiliated broker-dealer, CL King & Associates (“CL King”), in accordance with procedures adopted by the Special Situations Fund pursuant to Rule 17e-1 of the 1940 Act. During the fiscal year ended December 31, 2012, the Special Situations Fund: (i) paid $23,090 in commissions to CL King, representing 8.9% of its Total Commissions Paid; and (ii) engaged in transactions with CL King valued at $919,853,749, representing 11.0% of its aggregate transactions.

Ownership of Regular Broker-Dealers and/or their Parent Companies during the Previous Fiscal Year
Fund	Broker-Dealer	Parent Co.	12/31/12 Market Value
Cash Management Fund:	None		$0
Equity Income Fund:	JP Morgan Chase		$1,310,306
	Wells Fargo & Co.		$1,213,390
Fund For Income:	None		$0
Government Fund:	None		$0
Growth & Income Fund:	JP Morgan Chase		$4,990,067
	Morgan Stanley		$516,240
	Wells Fargo & Co.		$2,316,276
International Fund:	None		$0
Investment Grade Fund:	Bank of America		$586,930
	Barclays Bank		$684,382
	Bear Stearns Companies, Inc.	JP Morgan Chase	$376,325
	Citigroup		$1,663,193
	JP Morgan Chase		$945,784
	Merrill Lynch & Co.	Bank of America	$897,753
	Morgan Stanley		$1,270,138
	Wells Fargo & Co.		$921,807
Opportunity Fund:	None		$0
Select Growth Fund:	None		$0
Special Situations Fund:	None		$0
Target Maturity 2015 Fund:	None		$0
Total Return Fund:	JP Morgan Chase		$8,794

TAX INFORMATION

General information concerning tax laws applicable to the Funds and shareholders is set forth in Part II of this SAI.

BENEFICIAL OWNERSHIP INFORMATION

As of April 9, 2013, First Investors Life Insurance Company owned of record or beneficially owned 100% of the outstanding shares of each Fund.

FINANCIAL STATEMENTS

The Funds incorporate by reference the financial statements and reports of an independent registered public accounting firm contained in the annual reports to shareholders for the fiscal year ended December 31, 2012.

APPENDIX A:
INVESTMENT STRATEGIES USED BY THE FIRST INVESTORS LIFE SERIES FUNDS

The investment strategies that may be used by each Fund, including strategies to invest in particular types of securities or financial instruments, are listed below.  The investment strategies that each Fund currently uses or currently anticipates using are noted by a check (✓) mark.  The investment strategies that each Fund does not currently anticipate using are noted by a dash (─) mark.  These notations only represent the current intentions of the Funds with respect to using the checked investment strategies.  Each Fund may engage in any of the investment strategies listed, even if it has no current intention to do so as noted, as long as there is no specific investment policy prohibiting the Fund from engaging in the strategy.  Each Fund also reserves the right to alter its investment strategies or to use other strategies to the extent permitted by its investment policies and applicable regulatory requirements.  The investment policies of each Fund are set forth in its prospectus and Appendix B of this SAI.  The investment strategies listed on the following pages, and their associated risks, are described in Part II of this SAI.

I-A-1

Life Series Cash Management Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depository Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	─

I-A-2

Life Series Equity Income Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnerships	✓
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-3

Life Series Fund For Income	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments *	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	✓
High Yield Securities	✓
Mortgage-Backed Securities	─
Other Asset-Backed Securities	✓
Municipal Securities	─
Syndicated Bank Loans	✓
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-4

Life Series Government Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depository Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-5

Life Series Growth & Income Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-6

Life Series International Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments *	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	✓
Foreign Currency	✓
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-7

Life Series Investment Grade Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	─
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	✓
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	✓
Futures	✓
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-8

Life Series Opportunity Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnership	─
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-9

Life Series Select Growth Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnerships	─
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-10

Life Series Special Situations Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnership	✓
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	✓
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-11

Life Series Target Maturity 2015 Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments	✓
Corporate Bonds and Notes	─
Convertible Debt Securities	─
High Yield Securities	─
Mortgage-Backed Securities	─
Other Asset-Backed Securities	─
Municipal Securities	─
Syndicated Bank Loans	─
U.S. Government Securities	✓
Variable and Floating Rate Securities	─
Zero Coupon and Pay-In-Kind Bonds	✓
Equity Securities	─
Common Stocks, Preferred Stocks, Rights and Warrants	─
Shares of Other Investment Companies	─
Shares of Exchange Traded Funds	─
Real Estate Investment Trusts	─
Master Limited Partnerships	─
Foreign Securities Exposure	─
Depository Receipts	─
Foreign Securities Traded in the U.S.	─
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	─
When-Issued Securities	─
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓

I-A-12

Life Series Total Return Fund	✓ Fund uses or currently anticipates using	─ Fund does not currently anticipate using
Debt Securities	✓
Commercial Paper and Other Short-Term Investments*	✓
Corporate Bonds and Notes	✓
Convertible Debt Securities	─
High Yield Securities	✓
Mortgage-Backed Securities	✓
Other Asset-Backed Securities	✓
Municipal Securities	✓
Syndicated Bank Loans	─
U.S. Government Securities*	✓
Variable and Floating Rate Securities	✓
Zero Coupon and Pay-In-Kind Bonds	─
Equity Securities	✓
Common Stocks, Preferred Stocks, Rights and Warrants	✓
Shares of Other Investment Companies	✓
Shares of Exchange Traded Funds	✓
Real Estate Investment Trusts	✓
Master Limited Partnership	─
Foreign Securities Exposure	✓
Depository Receipts	✓
Foreign Securities Traded in the U.S.	✓
Foreign Securities Traded in Foreign Markets	─
Foreign Securities Traded in Emerging Markets	─
Foreign Currency	─
Derivatives	─
Credit-Linked Securities	─
Inverse Floaters	─
Interest Rate Swaps	─
Options	─
Futures	─
Forwards	─
Restricted and Illiquid Securities	✓
When-Issued Securities	✓
Stand-By Commitments	─
Repurchase Agreements	─
Temporary Borrowing	✓
Temporary Defensive Investments	✓
*The Adviser may invest the Fund’s cash balance in U.S. Government Securities or other short-term investments.

I-A-13

APPENDIX B:
INVESTMENT POLICIES OF THE FIRST INVESTORS LIFE SERIES FUNDS

The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund’s prospectus.  Each Fund’s investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies.  For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendix A of this SAI.

Each Fund also has adopted the investment policies that are set forth below.  Unless identified as non-fundamental, these investment policies are fundamental policies, which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Each Fund’s investment objective is a non-fundamental policy of the Fund.  Non-fundamental policies may be changed by the Board of Trustees (“Board”) without shareholder approval.  Except with respect to borrowing, or as otherwise expressly provided, changes in the value of a Fund’s assets will not cause a violation of the Fund’s investment policies.

Fundamental Policies:

Each Fund may not:

(1)           Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2)           Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(3)           Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(4)           Except for the Cash Management Fund and except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Cash Management Fund may not purchase the securities of any issuer, if as a result, the Fund would not comply with any applicable diversification requirements for a money market fund under the 1940 Act and the rules thereunder, as such may be amended from time to time.

(5)           Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6)           Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

(7)           Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

I-B-1

(8)           Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”) in the disposition of restricted securities or in connection with investment in other investment companies.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets, at the time of borrowing, from banks and other institutions for any purpose (A fund’s total assets include the amounts being borrowed.).  To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets.  Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets).  In the event that such asset coverage falls below this percentage, the fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%.  The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.  The SEC frequently treats repurchase agreements as loans.)

Non-Fundamental Policies:

The Fund For Income and Investment Grade Fund have adopted the following non-fundamental investment restriction, which may be changed without prior shareholder approval:

1.           The Fund For Income and Investment Grade Fund may invest in credit-linked securities, provided that no more than 10% of the Fund’s net assets are invested in credit-linked securities.

I-B-2

Statement of Additional Information Part II
dated May 1, 2013, Supplemented as of August 1, 2013

Part II of this SAI describes policies and practices that apply to each of the First Investors Life Series Funds (“Funds”) within the First Investors Family of Funds, except as otherwise indicated.  This SAI includes non-principal investment strategies that each of the Funds may use to a limited extent in addition to those that are described in its prospectus.  The term “Fund or Funds” as used herein includes each individual series of the Life Series Funds, except as otherwise indicated.

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS

The following are descriptions of investment strategies that may be used by one or more of the Funds, as well as the risks of those strategies.  To determine which strategies are primarily used by a particular Fund, you must review the prospectus and Appendices A and B of Part I of the SAI with respect to such Fund.  The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies.  Appendix A contains schedules listing the investment strategies that each Fund covered by the SAI currently intends to use.  The Funds may invest, to a limited degree, in any of the other securities described below even if they are not listed in the prospectus or checked in Appendix A.  Appendix B describes the investment policies that may limit or restrict the Fund’s ability to use certain investment strategies.  The references below to “Funds” or a “Fund” refer to those Funds that are authorized to invest in the described securities.

I.	Debt Securities

The Funds may invest in all of the debt securities described below.  The market value of most debt securities is influenced by changes in the level of interest rates.  Generally, as interest rates rise, the market value of a debt security decreases.  Conversely, as interest rates fall, the market value of a debt security increases.  This is referred to as interest rate risk.  Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit and an increase in the price of commodities such as oil.

The market value of most debt securities is influenced by the credit risks associated with such security.  Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade, or may be unrated.  Investment grade securities are securities rated, at the time of purchase, by a nationally recognized statistical ratings organization (“NRSRO”) within one of the top four categories, or if unrated, judged by the adviser or subadviser, as applicable, to be of comparable credit quality.  Debt obligations rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Ratings Services (“S&P”) are considered investment grade.  Bonds that are rated lower than Baa by Moody’s and BBB by S&P are considered below investment grade (commonly known as “junk bonds” or “high yield”) and are referred to herein as “High Yield Securities.”  In general, the lower the credit rating for a debt security, the higher the credit risk.  As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities.  Even debt obligations that are rated Baa by Moody’s or BBB by S&P have speculative characteristics.  For a discussion of investments in foreign government debt obligations and foreign debt securities, see Section III.  Foreign Securities Exposure and also Section III.  Foreign Securities Exposure – B.  Foreign Securities Traded in the United States.

A.  Commercial Paper and Other Short-Term Investments.  The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations), commercial bank obligations (such as certificates of deposit and bankers acceptances), short-term corporate bonds, and short-term obligations issued by the U.S. government, its agencies, or instrumentalities.  The Funds also may invest in short-term foreign corporate debt securities denominated in U.S. dollars or foreign currencies.  Short-term foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).  The Funds may invest indirectly in commercial paper and other short-term investments or in other money market investments.  Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as Section 3(a)(3) or 4(2).  The commercial paper purchased by the Funds may be liquid or illiquid.  See “Restricted and Illiquid Securities” for risks associated with investing in restricted and illiquid securities.  The commercial paper purchased by the Funds may be rated or unrated and may be issued by banks or bank holding companies.  The commercial paper purchased by the Funds may also take the form of short-term promissory notes with a maturity of up to 270 days that are backed by assets, such as credit card and other receivables.  See “Other Asset-Backed Securities.”  The Funds may invest indirectly in commercial paper and other short-term investments or in other money market investments.

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System, are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.  The Funds also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution.  The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate.  While domestic bank deposits are insured by an agency of the U.S. Government, a Fund will generally assume positions considerably in excess of the insurance limits.

The Funds may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks.  These investments involve risks that are different from investments in securities of domestic branches of domestic banks.  These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by a Fund.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

B.  Corporate Bonds and Notes.  The Funds may invest in bonds and notes issued by corporations and other similar entities.  Corporate bonds and notes generally have maturities of between one and thirty years.  In general, the longer the maturity of a bond, the greater the interest rate risk.  The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities, which may also include hybrid securities.  See “Convertible Debt Securities.” The Funds may also invest in debt securities that are accompanied by warrants or rights that are convertible into the issuer’s equity securities.  The Funds may sell or retain such warrants or rights.

C.  Convertible Debt Securities.  The Funds may invest in convertible debt securities and/or hybrid securities.  A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer.  The value of a convertible bond may be dependent in part on the value of the issuer’s equity securities.

D.  Hybrid Securities.  Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

E.  High Yield Securities.  The Funds may invest in high yield, high risk securities also known as junk bonds (“High Yield Securities”), including securities of companies that are in default or undergoing bankruptcy or reorganization (“Distressed Securities”).  Bonds that are rated below Baa by Moody’s or below BBB by S&P are considered below investment grade and are referred to as High Yield Securities, as well as unrated bonds that are determined by the Funds to be of equivalent quality.  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies that have been downgraded because of financial problems, special purpose entities that are used to finance sales or leases of equipment or receivables, and firms with heavy debt loads.  High Yield Securities may be backed by receivables or other assets and may have zero-coupon or pay-in-kind structures.

Debt obligations, including convertible debt securities, rated lower than Baa by Moody’s and BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.  In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing.  Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk.  There may be less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt.  Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment.  For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities.  Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value.

The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund’s ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets.  High Yield Securities are typically traded among a small number of broker-dealers.  Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market.  A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role.  Further, adverse publicity about the economy or a particular issuer may affect the public’s perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.  To the extent permitted by a Fund’s investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for federal income tax purposes, or to seek capital appreciation.

F.  Income Deposit Securities (“IDSs”).  An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

IDSs are subject to the same risks as the underlying securities that make up an IDS.  There may be a thinner and less active market for IDSs than that available for higher quality securities.  An issuer’s indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.

G.  Indexed Securities.  A Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators.  Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.  The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer.  These securities may vary directly or inversely with the underlying instruments.  The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

H.  Inflation-Indexed Securities.  Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate).  Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase.  In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease.  Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security.  However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond.  A Fund may invest in inflation-related bonds which do not provide a guarantee of principal.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

I.  Syndicated Bank Loans.  A Fund may invest in syndicated bank loans.  An investment in a syndicated bank loan does not violate a Fund’s fundamental investment policy against making loans because syndicated bank loans are sold to institutional investors and trade like other debt instruments.  Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties.  A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with the purchase of participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation.  As a result, a Fund will be subject to credit risk of both the borrower and the lender that is selling the participation.  In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in syndicated bank loans present the possibility that a Fund could be held liable as co-lender under emerging legal theories of lender liability.  In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.  The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors.  In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in syndicated bank loans involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

A Fund may also invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender.  The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan.  Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections.  A Fund would be subject to the same risks of default by the borrower as discussed above for syndicated bank loan participations.  The assignments a Fund would purchase are generally based on senior obligations and are secured by collateral.  However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor.  If the loan is foreclosed, a Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral.  Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan.  The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.  A Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.

Although syndicated bank loans in which a Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan.

Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale.  In some cases, the settlement process may take longer than seven days.

Consequently, some indebtedness may be difficult or impossible to dispose of within seven days at what First Investors Management Company, Inc. (“FIMCO” or the “Adviser”) believes to be a fair price and will therefore be treated as illiquid for purposes of a Fund’s limitation on illiquid investments.  In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment.  These consent requirements can delay or impede the Fund’s ability to sell syndicated bank loans and can adversely affect a loan’s liquidity and the price that can be obtained.  Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid.

J.  Mortgage-Backed Securities.  The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

There are three types of interest rate related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)).  See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

K.  Other Asset-Backed Securities.  The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities.  These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables.  These securities present certain risks in addition to those normally associated with debt securities.  For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable.  For example, credit card receivables are generally unsecured.  The obligors may also be entitled to the protection of a number of state and federal credit laws.  Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities.  Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

L.  Municipal Securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities.  The two principal classifications of municipal securities are “general obligation” and “revenue” securities.  General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest.  Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source.  The yields on municipal securities depend on, among other things, general bond market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

Generally, the values of municipal securities vary inversely to changes in interest rates.  Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient.  National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations.  There is also the risk that the interest income that a Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service (“IRS”), applicable state tax authorities, or a judicial body.  Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

M.  Refunded Securities.  The Funds may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called “pre-refunded bonds”).  The proceeds from the new issue of bonds are typically collateralized by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date.  These collateralized obligations are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency security.  The Funds also may purchase municipal securities that have been refunded prior to purchase.  Refunded municipal securities are subject to interest rate risk.  In addition, some refunded municipal securities may have limited liquidity.

N.  U.S. Government Securities.  The Funds may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae, Freddie Mac or the Federal Home Loan Banks).  These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.  In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”).  The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  From the end of 2007 through the second quarter of 2012, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $46 billion in dividends.  Both Fannie Mae and Freddie Mac ended the second quarter of 2012 with positive net worth, and as a result, neither required a draw from the U.S. Treasury.  Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Funds may also invest in separated or divided U.S. Government Securities.  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.  When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  See “Zero Coupon and Pay-In-Kind Securities.”  These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

The Funds may also purchase certificates not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

O.  Variable Rate and Floating Rate Securities.  The Funds may invest in variable rate and floating rate securities.  Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities.  Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rates on these notes fluctuate from time to time.  The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.

The interest rate on a floating rate obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable rate obligation is adjusted automatically at specified intervals.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.  Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies.  The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest.  The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund’s portfolio.

P.  Zero Coupon and Pay-In-Kind Securities.  The Funds may invest in zero coupon and pay-in-kind securities.  Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind securities are those that pay “interest” through the issuance of additional securities.  The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.  Original issue discount earned on zero coupon securities, and the “interest” received on pay-in-kind securities, each taxable year must be accounted for by a Fund that holds such securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as “a regulated investment company” under the Internal Revenue Code of 1986, as amended (“Code”).  Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  These distributions must be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Q.  Sovereign Debt.  Investments in debt securities issued by foreign governments and their political subdivisions or agencies and instrumentalities (“Sovereign Debt”) involve special risks.  Debt instruments of foreign governments and their political subdivisions or agencies and instrumentalities may not be supported by the full faith and credit of the foreign government.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured.  The willingness of such agencies to make these payments may depend on the sovereign debtor’s willingness to institute certain economic changes, the implementation of which may be politically difficult.  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt.  While the Adviser endeavors to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

R. Fixed-Income Securities Issued by Supranational Organizations.  A Fund may invest in fixed-income securities issued by supranational organizations.  Supranational organizations are entities designated or supported by a government or governmental group to promote economic development.  Included among these organizations are the Asian Development Bank, the European Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development.  Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal.  Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

II.	Equity Securities

A.  Common Stocks, Preferred Stocks, Rights, Warrants and Options.  The Funds may invest in equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks as well as options to buy or sell stocks (“equity securities”).  Equity securities are subject to market risk.  This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment.  Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.  The risks of investing in equity securities can be magnified when a Fund invests in them by means of options. For the special risks associated with options, see “E. Futures, Forwards and Options” in Section VII. Derivatives. The Funds may invest in equity securities of foreign companies directly or through depository receipts.  Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.  See “Section III. Foreign Securities Exposure” for the additional information on the associated strategies and risks.  The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small-to-medium market capitalizations.  Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

B.  Shares of Other Investment Companies.  The Funds may invest in the shares of other investment companies, including Exchange Traded Funds (“ETFs”) that are registered as investment companies.  Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies.  See “Shares of Exchange Traded Funds.”  Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses.  A Fund that invests in an investment company or an ETF will indirectly bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

C.  Shares of Exchange Traded Funds.  ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks.  ETFs typically seek to replicate selected indices.  The value of an ETF is usually determined by demand for the underlying securities themselves.  Although the value of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value.  In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities.

ETFs may or may not be registered as investment companies, depending upon how they are organized.  ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies.  Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor’s Depository Receipts (“SPDRs”).  ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts (“HOLDRs”), generally are not required to register as investment companies under the 1940 Act.  Investments in ETFs, whether or not registered as investment companies, expose the Funds to additional fees.

D.  Real Estate Investment Trusts.  The Funds may invest in shares of real estate investment trusts (“REITs”).  Equity REITs invest in income-producing real estate.  They produce income from rental and lease payments as well as occasional sales of property.  Mortgage REITs make construction, development, and long-term mortgage loans.  They produce income from repayment of the loans and sales of the loan obligations.  REITs may invest in both real estate and real estate loans.

Unlike most corporations (and trusts classified as such for federal tax purposes), REITs do not have to pay federal income tax on net income and gains they distribute to their shareholders if they meet certain requirements of the Code.  To qualify for that treatment, a REIT must, among other things, (1) distribute to its shareholders for each taxable year at least 90% of the sum of its “real estate investment trust taxable income” and certain other income and (2) must derive at least 75% of its gross income each taxable year from rents from real property, interest on mortgages secured by real property, gains from the disposition of real property or such mortgages, and certain other real estate related income.  REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

REITs are subject to real estate industry risk.  In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties.  Ultimately, an individual REIT’s performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties.  For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failures to pay rent, or incompetent management.  Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws.  Loss of federal tax treatment as a REIT will also affect an individual REIT’s  after-tax performance.

REITs are also subject to interest rate risk.  REIT stock prices overall will decline over short or even long periods because of rising interest rates.  In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments.  Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

REITs tend to be small or medium-size companies.  Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.

E.  Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources.  Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.  MLPs generally have two classes of owners, the general partner and limited partners. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

F.  Income Deposit Securities (“IDSs”).  For a discussion of IDSs, see “Section I. Debt Securities – F. Income Deposit Securities.”

III.	Foreign Securities Exposure

The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally “foreign securities”).  Investing in foreign securities involves more risk than investing in U.S. securities.  Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer.  In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments.  Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.  Investments in foreign government debt obligations also involve special risks.  The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A.  Depository Receipts.  The Funds may invest in securities issued by foreign companies through American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”).  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers.  Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted.  ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities.  ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

GDRs are issued globally and evidence a similar ownership arrangement to ADRs.  Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets.  Unlike ADRs, GDRs are typically denominated in foreign currencies.  They may not, however, be denominated in the same currency as the underlying securities into which they may be converted.  As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs.  GDRs also involve the risks of other investments in foreign securities.  For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

B.  Foreign Securities Traded in the United States.  The Funds may invest directly in foreign equity or debt securities that are traded in the United States.  Such securities are generally denominated in United States dollars.  They also may be issued originally in the United States.  For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States (“Yankee Bonds”).  Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets.  There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.  To the extent that dollar-denominated foreign stocks and bonds are traded in the United States securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

C.  Foreign Securities Traded in Foreign Markets.  The Funds may invest in foreign securities that are traded in foreign securities markets.  In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories.  When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.  The Funds may also engage in foreign currency futures contracts, foreign currency forward contracts, foreign currency exchange contracts and options thereon.  See “E. Futures, Forwards and Options” in section VII. Derivatives for a description of such investments.

The Funds may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer’s local market.  Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares.  Thus, investments in P-notes present similar risks to investing directly in an issuer’s shares. Normally, P-notes can only be sold back to the broker that issued them.  As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.

D.  Foreign Securities Traded in Emerging Markets.  The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed. There are special risks associated with investing in emerging markets in addition to those described above in “Foreign Securities Traded in Foreign Markets.”  These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

E.  Foreign Currency.  In addition to the instruments described in Section VII. Derivatives – E. Futures, Forwards and Options below, a Fund also may invest in foreign currency, foreign currency futures, and foreign currency options. Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency exchange contracts.

A Fund may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

A Fund may invest in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies.  Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of the Fund’s investment performance.  The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation, and other economic and financial conditions affecting the world economy.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund.  Moreover, if the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

F.  Foreign Currency Warrants.  Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges.  The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

IV.	Restricted and Illiquid Securities

The Funds may invest in restricted and illiquid securities.  Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 (“1933 Act”).  Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutional buyers under exemptions from registration under the 1933 Act, such as Rule 144A, or in subsequent registered offerings.  The Funds may register restricted securities for resale.  The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the prices at which they are valued.  No more than 15% of a value of a Fund’s net assets, determined at the time of purchase, may be invested in illiquid securities.  However, this restriction does not prevent a Fund from holding more than 15% of its assets in illiquid securities due to certain circumstances, such as redemptions of Fund shares, sales of securities, changes in market values or securities that become illiquid after purchase.  The Funds determine whether restricted securities are liquid or illiquid in accordance with policies and procedures that have been approved by the Board of Trustees of the Funds.  The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

It may be difficult or impossible for the Funds to resell restricted or illiquid securities.  As a result, the Funds could suffer losses by investing in such securities.  It may also be difficult to value such securities.  The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.	When-Issued Securities

The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.  A Fund generally would not pay for such securities or start earning interest on them until they are issued or received.  However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.  Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment.  When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid assets at least equal to the amount of the Fund’s commitment, which are valued at their fair market value.  If on any day the market value of this segregated account falls below the value of the Fund’s commitment, the Fund will be required to deposit additional cash or liquid assets into the account until the value of the account is at least equal to the value of the Fund’s commitment.  When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of assets in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected.  Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase.  Sale of assets in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.	Standby Commitments

The Funds may acquire standby commitments from banks with respect to securities held by the Funds.  Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund’s option.  A standby commitment is similar to a put option for a particular security in a Fund’s portfolio.  Standby commitments acquired by a Fund are not added to the computation of that Fund’s net asset value.  Standby commitments are subject to certain risk, including the issuer’s ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace.  A Fund’s ability to exercise its rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable.  The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

A Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable.  Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment.  The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered.  Standby commitments acquired by a Fund are not added to the computation of a Fund’s net asset value and are valued at zero.  When a Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund.  The dollar-weighted average maturity calculation for a Fund is not affected by standby commitments.

VII.	Derivatives

The Funds may invest in derivative securities.  Derivative securities are instruments that derive their value from other financial instruments, securities, or indices.  Investments in derivative securities can create leverage and thereby increase the volatility of the Fund’s share price and expose the Fund to significant additional costs and potential investment losses.  At times, it may be difficult to sell or value derivative securities.  Examples of derivatives in which the Funds may invest that have special risk features, include futures and options on securities, credit-linked securities, inverse floaters and interest rate swaps and rate locks.  The following is a description of these derivatives, including futures, forwards and options.

A. Credit-Linked Securities.  Credit-linked securities are securities whose performance is linked to the performance of a designated basket or index of high yield securities or credit default swaps.  Credit-linked securities are typically issued by a trust or a similar entity, which invests in a designated basket of high yield securities or in swap agreements or securities lending agreements that are based upon designated baskets of high yield securities or credit default swaps.  Investments in credit-linked securities can be an efficient means of managing the cash position of a Fund.

The risks associated with investing in credit-linked securities include the following:

1.
Market Risk.  The values of credit-linked securities will generally rise or fall in response to the changes in the market values of the designated basket or index of high yield securities or credit default swaps.

2.
Credit Risk and Interest Rate Risk.  The credit risk and interest rate risk associated with an investment in a credit-linked security are generally equivalent to the credit risk and interest rate risk associated with direct investments in the actual securities in the underlying designated basket of high yield securities or credit default swaps.

3.	Counter-Party Risk. This is the risk that the counter-party to a swap or securities lending agreement will be unable to honor its commitments under the agreement.

4.
Liquidity Risk.  Credit-linked securities are typically not registered for public trading under the Securities Act of 1933 and are therefore considered restricted securities.  At times, it may be difficult to sell credit-linked securities due to the lack of an available trading market.  See, Section IV “Restricted and Illiquid Securities” for the risks of illiquid securities.

5.
Basis Risk.  This is the risk that the performance of credit-linked securities may not correspond with the performance of the underlying designated basket of high yield securities or their target index.

For these reasons, there is no guarantee that the strategy of investing in credit-linked securities will be successful and a Fund could lose money by investing in them.

B.  Inverse Floaters.  Inverse floaters are securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index.  For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases.  The secondary market for inverse floaters may be limited and they may be illiquid.  See “Restricted and Illiquid Securities” for the risks of illiquid securities.  The market values of such securities generally are more volatile than the market values of ordinary fixed rate obligations.  The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.  For purposes of calculating any limits to the extent that a Fund can invest in inverse floaters, the Fund will use the market value of the inverse floater.

C.  Interest Rate Swaps.  Interest rate swap transactions are agreements between two parties to exchange interest payments on a designated amount of two different securities for a designated period of time.  For example, two parties may agree to exchange interest payments on variable and fixed rate instruments.  The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or a portion of its bond portfolio.

Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this, the Funds will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board.  Swaps do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make.  If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The Funds will usually enter into OTC swaps on a net basis, i.e., the two payment streams will be netted out in a cash settlement on the payment date or on dates specified in the investment.  Under certain circumstances, certain centrally cleared swap agreements also may be netted.  A Fund’s obligations under a netted swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counter-party will be generally maintained in a segregated account.  A Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities.  Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.

The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If a Fund were incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

D. Municipal Market Data Rate Locks. The Funds may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”).  An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date.  MMD Rate Locks may be used for hedging purposes.  An MMD Rate Lock is an agreement between two parties -- a Fund and an MMD Rate Lock provider -- pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.  For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.  If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.  There is no payment made or received at inception.  If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.

In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund.  As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund.  Because separate accounts will be established with respect to such transactions on the books and records of a Fund or with its custodian, the Funds do not treat MMD Rate Locks as constituting senior securities.  Accordingly, the Funds will not treat them as being subject to the Funds’ borrowing restrictions.

The Funds will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund’s Board.  MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal.  Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments a Fund is contractually obligated to make.  If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive.  If there is a default by the counter-party, a Fund may have contractual remedies pursuant to the agreements related to the transaction.

To the extent that other types of rate locks are available or developed in the future, the Funds may enter into them on the same basis and for the same purposes as set forth above.

E. Futures, Forwards and Options.  The Funds may use financial futures, interest rate futures, options, options on futures, dollar rolls or forward currency contracts as part of their investment strategies.  The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance.  The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when a Fund is not fully invested.  Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion.  Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund.  Stock index futures and options thereon may also be used to adjust country exposure.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange.  In addition, the Funds may enter into interest rate futures contracts on non-U.S. government obligations that are traded on a non-U.S. exchange.  An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place.  Such investments may be used for the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions.  A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes, three-month U.S. Treasury Bills and 10-year German Bund Notes.  An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions.  In addition, the Funds may purchase put and call options on interest rate futures contracts on non-U.S. government obligations which are traded on a non-U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee such closing transactions can be effected.

A Fund may enter into dollar roll transactions in which the Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time.  By engaging in a dollar roll transaction, the Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase.  The Fund would also be able to invest the proceeds of the securities sold.  When the Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of either the securities transferred to another party, the securities purchased for future delivery, or the securities in which the proceeds are invested would affect the market value of the Fund’s assets.  As a result, such transactions could increase fluctuation in the Fund’s NAV.  If the Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund’s yield.  To avoid potential leveraging effects of dollar rolls, the Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the dollar rolls.

The Funds may also use forward currency contracts or foreign exchange contracts to hedge against fluctuations in the value of foreign currencies versus the U.S. dollar during the settlement of transactions involving individual foreign securities, in anticipation of buying or selling foreign securities, or more broadly with respect to foreign securities owned by the Funds.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.  A Fund may enter into forward currency contracts for the purchase or sale of foreign currencies at an agreed upon or negotiated price on a future date or enter into foreign exchange contracts for the purchase or sale of foreign currencies on a fixed date and at a fixed rate of exchange.  These contracts are considered derivative instruments and are used to attempt to manage exposure to foreign exchange risk associated with foreign currency denominated securities held by the Funds.  A Fund also may use forward currency contracts to attempt to enhance return or yield.  A Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another.

Forward currency contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these contracts are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

A Fund also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The  settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Funds may also use foreign currency futures contracts and options.  Through the purchase and sale of such contracts, the Funds may be able to achieve many of the same objectives attainable through the use of forward currency contracts, but more effectively and possibly at a lower cost.  Unlike forward currency contracts, foreign currency futures contracts and options on such contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges.  It is anticipated that such contracts may provide greater liquidity and lower costs than forward currency contracts.

The Funds may purchase Eurodollar instruments, which are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

The Funds may also purchase options to buy individual securities when they believe that the prices of the securities will increase or write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase.  When a Fund buys an option to purchase an individual security, it is generally anticipating that the price of the underlying security will increase before the option expires. In the event that this does not occur, the option could expire worthless and the Fund could lose the entire amount that it had paid for the option.  When a Fund writes a covered call option, the Fund is generally attempting to increase the income it receives by holding the underlying security.  However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Additional information concerning the use of these instruments is discussed below.  A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund.  Moreover, there can be no assurance that any strategy will succeed.  Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission (“SEC”), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission (“CFTC”).  Historically, advisers of registered investment companies trading derivatives that are categorized as “commodity interests” (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps) have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5.  In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.  Under the amended Regulation 4.5 exclusion, a Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options  that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.  A Fund's ability to use these instruments may be limited by tax considerations.  See Appendix A-Tax Information.

To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies.  The use of these strategies involves certain special risks, including: (1) dependence on the Adviser's or Subadviser’s, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time.  If the Adviser's or a Subadviser’s, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

No price is paid upon entering into futures contracts.  Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an initial margin consisting of cash or U.S. Government securities.  This amount is known as “initial margin.”

When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules.  Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.  Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.”  Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization.  A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold.  Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day’s settlement price.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions.  In such an event, it may not be possible for a Fund to close a position and, in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options).  However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated.  In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.  However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser’s or Subadviser’s, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities.  There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies.  In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements.  Any such sale of assets may or may not be made at prices that reflect the rising market.  Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund.  If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market.  As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options.  Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time.  In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

Options on futures contracts have a limited life.  The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase.  This amount and the transaction costs are all that is at risk.  Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements.  In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

A Fund’s activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally.  Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency.  In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

A Fund may not write options or purchase or sell futures or forward contracts unless (1) it owns either an offsetting (“covered”) position in securities, or other options or futures or forward contracts or (2) maintains in a separate account on its books or those of its custodian cash and liquid securities with a value sufficient at all times to cover its potential obligations.  A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a separate account on its books and records or with its custodian in the prescribed amount.  Securities or other options, futures or forward contract positions used for cover and securities held in a separate account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets.  As a result, there is a possibility that the use of cover or separate accounts involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction.  Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions.  For this reason, the successful use of options depends upon the Adviser's or the Subadviser’s ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

Unless an option purchased by a Fund is exercised or unless a closing transaction is affected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options.  The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for any particular option at any particular time.  Closing transactions may be affected with respect to options traded in the over-the-counter (“OTC”) markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists.  There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration.  In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option.

Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit.  With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it.  For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities.  This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

A Fund may purchase and write covered straddles on securities, currencies or bond indices.  A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  A Fund would enter into a long straddle when the Adviser or subadviser, as applicable, believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies.  A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call.  In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written.  A Fund would enter into a short straddle when the Adviser or subadviser, as applicable, believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies.  In such cases, the Fund will segregate cash and/or appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security.  Straddles involving currencies are subject to the same risks as other foreign currency options.

A Fund may use options and futures contracts on foreign currencies (including the euro), forward currency contracts and/or NDFs to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield.  Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The value of options and futures on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such financial instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the options and futures on foreign currencies until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency.  Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Index options are settled exclusively in cash.  If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date.  Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.  For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

At or before the maturity date of a forward currency contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second forward currency contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second forward currency contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.  There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts.  Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund.  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

The Funds may also enter into spot currency trades in connection with the settlement of transactions in securities traded in foreign currency.  In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades.  In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate.

F. Swaps, Caps, Floors, and Collars.  A Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield.  A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, such as an exchange of floating rate payments for fixed-rate payments.  The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.  The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor.  A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield because, and to the extent, these agreements affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Some swaps are centrally cleared.  Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction.  For additional information on centrally cleared swaps, see Section VII. C. Interest Rate Swaps.

To the extent a swap is not centrally cleared, the use of swaps also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement.  To mitigate this risk, the creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Adviser or subadviser, as applicable.  If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.  If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Most OTC swap agreements into which a Fund enters may calculate the obligations of the Fund and its counterparty on a net basis.  Under certain circumstances, certain centrally cleared swap agreements also may be netted.  Under such circumstances, the net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund.  The Adviser and the Fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s restrictions on borrowing or senior securities.

G. Forward Commitments.  A Fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued,” a “delayed-delivery” or a “to be announced” basis.  When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt.

Purchases of forward commitments also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.  The Fund will at times maintain segregated cash or appropriate liquid securities in an amount at least equal to the amount of the Fund’s forward commitment transactions.  On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund’s payment obligations).

Firm Commitments.  Securities may be purchased on a firm commitment basis, including when-issued securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery.  Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  A Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.

Stand-by Commitments.  A stand-by commitment involves the purchase of securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates.  Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security.  The primary purpose of this practice is to provide the Fund with liquidity as needed.  Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.

VIII.	Repurchase Agreements

The Funds may invest in repurchase agreements.  A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price.  The borrower simultaneously agrees to repurchase that same security at a higher price on a future date.  The difference between the purchase price and the repurchase price effectively constitutes the payment of interest.  In a standard repurchase agreement, the securities, which serve as collateral, are transferred to a Fund’s custodian bank.  In a “tri-party” repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller.  In a “quad-party” repurchase agreement, the Fund’s custodian bank also is made a party to the agreement.  Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities.  The period of these repurchase agreements will usually be short, from overnight to one week.  The securities, which are subject to repurchase agreements, however, may have long maturities.  Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian.  If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

IX.	Temporary Borrowing

The Funds may borrow for temporary or emergency purposes to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.  Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

X.	Temporary Defensive Investments

From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events.  At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments.  In addition, the Funds may also invest in larger capitalization issuers and/or higher-quality and shorter maturity instruments than they otherwise would under their stated investment policies and strategies. For a description of commercial paper and other short-debt instruments, see “Commercial Paper and Other Short-Term Investments.”  When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses.  For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see “Debt Securities”, “Commercial Paper and Other Short-Term Investments”, and “Foreign Securities Exposure.”

PORTFOLIO HOLDINGS INFORMATION POLICIES AND PROCEDURES

In accordance with SEC regulatory requirements, each Fund files a complete schedule of its portfolio holdings with the SEC for the second and fourth quarters of each fiscal year on Form N-CSR and for the first and third quarters of each fiscal year on Form N-Q.  These forms are publicly available on the SEC's internet website (http://www.sec.gov).  In addition, the First Investors Life Series Cash Management Fund files a complete schedule of its portfolio holdings with the SEC on a monthly basis on Form N-MFP.  Form N-MFP is publicly available two months after the month for which it is filed on the SEC’s website.  Each Fund (except for the Cash Management Fund) also includes a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders, which are available free of charge to the public upon request. Each Fund also publishes its top ten holdings on a quarterly basis on the First Investors website at www.firstinvestors.com.  The First Investors Life Series Cash Management Fund also publishes its complete schedule of portfolio holdings on a monthly basis on the First Investors website at www.firstinvestors.com.

Until portfolio holdings information for the Funds is made public in Form N-CSR, in Form N-Q, in Form N-MFP, in a shareholder report, or on the First Investors website, it is considered to be confidential.  Such information may only be disclosed to persons who have a legitimate business reason to have the information and who are subject to a duty to keep the information confidential (including a duty not to trade on such information).  Neither the Funds, FIMCO, any subadviser of the Funds, nor any access person of the Funds receives compensation in connection with the disclosure of information about portfolio securities.

Non-public portfolio holdings information may not be provided to any actual or prospective shareholder of the Funds, any institutional investor, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Funds.  This is not considered a legitimate business need for the information.  If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest annual or semi-annual report, in Forms N-CSR and N-Q filed with the SEC, and on the First Investors website.

Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality:

(a)	Investment advisers, subadvisers, and subadviser candidates for the Funds (and their access persons);
(b)	Custodians and sub-custodians of the Funds;
(c)	Auditors of the Funds;
(d)	Legal counsel for the Funds;
(e)	Independent Trustees of the Funds;
(f)	Legal counsel to the Independent Trustees of the Funds;
(g)	Ratings or ranking agencies;
(h)	Parties who provide insurance for municipal securities purchased by the Funds;
(i)	Companies that provide analytical services to the Funds and their investment Adviser;
(j)	Companies that provide pricing, operational, trade notification, settlement and valuation services to the Funds, their Adviser and/or their subadvisers;
(k)	Proxy voting services employed by the Funds;
(l)	Broker-dealers who provide execution or research services for the Funds (including identifying potential buyers and sellers for securities that are held by the Funds);
(m)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and
(n)	Companies that provide other services that are deemed to be beneficial to the Funds.

The Funds have ongoing arrangements to provide portfolio holdings information to the following: custodians and sub-custodians of the Funds (The Bank of New York Mellon, Brown Brothers Harriman & Co. and their foreign sub-custodians); the independent registered public accounting firms for the Funds (Tait, Weller & Baker) and their investment adviser (KPMG LLP); ratings or ranking agencies and companies that provide analytical services to the Funds and their investment adviser (Lipper, FactSet Research Systems, Inc., Investment Technology Group, Inc., and Bloomberg); pricing services employed by Funds (FT Interactive Data Corp, Standard & Poor’s Securities Evaluations, Inc. and Markit Group Limited); proxy voting services employed by the Funds (RiskMetrics Group, Inc., Broadridge Investor Communication Solutions, Inc., and Glass Lewis & Co.); companies that provide operational, trade notification, settlement, pricing and valuation services (State Street Bank and Trust Company and Markit WSO Corporation); and the Investment Company Institute with respect to monthly information filed on Form N-MFP (as discussed above).

The following categories of persons are authorized to disclose portfolio holdings information to persons who have a legitimate business reason to receive non-public information – executive officers of the Funds, the portfolio managers, traders, analysts, other portfolio department personnel, such as portfolio assistants and administrative assistants, portfolio accountants, senior executives, and legal and compliance officers of the Funds’ adviser or subadvisers.

FIMCO employs the following policies on behalf of the Funds with respect to portfolio holdings information.  It requires employees who have access to non-public portfolio holdings information as part of their regular functions to treat such information as confidential, prohibits them from trading for their own accounts based upon such information to the extent that such trading would violate the law, and prohibits them from selectively disclosing such information to any person who does not have a legitimate business need for such information that is consistent with the interests of the Funds.  FIMCO permits such employees to disclose a non-public list of portfolio holdings to a broker-dealer that provides services to the Funds subject to the following conditions: (a) the list must be at least 30 days old; (b) it must not specify the number of shares or units held, the dollar value, or the percentage of assets represented by the securities; and (c) it must be accompanied by a statement that the information is confidential and is being provided solely to assist the broker-dealer to provide research and execution services to the Funds and may not be used for trading in the Funds’ shares by the broker-dealer or its clients.  These conditions do not apply if the list is made publicly available.  The Chief Compliance Officer of the Funds may also make exceptions to these policies when it is in the best interests of the Funds to do so.

The subadvisers for the Funds, Paradigm Capital Management, Inc. (“Paradigm Capital Management”), Vontobel Asset Management, Inc. (“Vontobel”), Smith Asset Management Group, L.P. (“Smith”) and Muzinich & Co., Inc. (“Muzinich”) use policies that comply with the policies of First Investors Funds.  Paradigm Capital Management’s policies require authorization prior to any disclosure of portfolio holdings to any outside vendor or service provider other than a broker-dealer that provides it with research and execution services.  Paradigm Capital Management’s policies also recognize that it is appropriate to release portfolio information upon request from regulatory agencies or if compelled by law to do so.  Vontobel, aside from its disclosure of portfolio holdings information to broker-dealers that provide research and execution services to the Funds, will not disclose portfolio holdings information to third parties until such information is made public by the Funds.  Smith’s policies prohibit disclosing the portfolio holdings of a Fund to any person unless such disclosure has been approved by the Fund or such disclosure is reasonably necessary for Smith to provide investment advice to its clients.  Muzinich, aside from certain funds managed under the Muzinich name which Muzinich can use as representative portfolios, generally prohibits selective disclosure of portfolio holdings of other clients to preferred clients or prospects or unrelated parties on a real or near real time basis.  The obligation to safeguard sensitive client information would not preclude Muzinich from providing necessary information to, for example, persons providing services to Muzinich or any account such as brokers, accountants, custodians, and fund transfer agents, or in other circumstances when the client consents.  To the extent a subadviser manages a Fund in accordance with a particular style that it uses for other clients, information about the holdings may be available to other clients or potential clients of the subadviser.

The Investment Compliance Department of the Funds’ Adviser monitors for compliance with the foregoing policies with respect to employees of the Adviser and its affiliates who are Access Persons of the Funds.  Any violations of these policies are reported to the Board of Trustees of the Funds on a quarterly basis.  The policies of the Funds’ sub-advisers are monitored by its compliance staff, and any violations are required to be reported to the Chief Compliance Officer of FIMCO and the Funds, and the Board of Trustees of the Funds.

PORTFOLIO TURNOVER

Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or subadviser (as applicable), investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions and, consequently, larger taxable distributions to shareholders.

MANAGEMENT OF THE FUNDS

A.	Advisory and Subadvisory Services.

Investment advisory services to each Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  FIMCO is a wholly owned subsidiary of First Investors Consolidated Corporation (“FICC”), and its address is 55 Broadway, New York, NY 10006.  FICC and its consolidated subsidiaries engage in a variety of businesses, ranging from investment management to brokerage services and insurance.  FICC is a subsidiary of The Independent Order of Foresters (“Foresters”).  Foresters owns all of the voting common stock of FICC, the parent company of FIMCO, First Investors Corporation (“FIC”) and Administrative Data Management Corp. (“ADM”) and therefore, Foresters controls each of these FICC affiliated companies.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 179.

Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Trustees.  The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act).  The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

Under the Advisory Agreement, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI.  Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements.  Fund expenses include, but are not limited to: the advisory fee; Rule 12b-1 fees; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.  The Advisory Agreement provides that FIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

FIMCO has an Investment Committee composed of the President of FIMCO, the General Counsel of FIMCO, the Chief Compliance Officer of FIMCO, and the portfolio managers of each of the Funds.  The Investment Committee meets periodically to review the performance of each of the Funds, the investment strategies that are being used to manage the Funds and recent additions to and deletions from the portfolios of the Funds.

Paradigm Capital Management serves as the investment subadviser to the Life Series Special Situations Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Paradigm Capital Management is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying Paradigm Capital Management a subadvisory fee with respect to the Fund, as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Paradigm Capital Management will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Vontobel serves as the investment subadviser to the Life Series International Fund pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Vontobel is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Vontobel a subadvisory fee with respect to the Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Vontobel will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Smith serves as the investment subadviser to the Life Series Select Growth Fund pursuant to separate subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Smith is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Smith a subadvisory fee, with respect to the Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Smith will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Muzinich serves as the investment subadviser to the Life Series Fund For Income, a series of First Investors Life Series Funds pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Muzinich is responsible for managing the Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Muzinich a subadvisory fee with respect to the Fund as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Muzinich will not be liable for any error or judgment or for any loss suffered by the Funds in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

B.	Code of Ethics.

In accordance with the requirements of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, the First Investors Funds, FIMCO, and their principal underwriter, FIC have adopted a Code of Ethics to protect the Funds and other advisory clients of FIMCO (“Other Advisory Clients”) from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons (“Access Persons”).

Under the Code of Ethics, all Access Persons are expected to not only comply with the federal securities laws and the Code of Ethics, but also to follow the highest fiduciary and ethical standards in all business and personal dealings which could in any way affect the Funds or Other Advisory Clients.  The guiding principles for all Access Persons are to place the interests of the Funds and Other Advisory Clients first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Funds or Other Advisory Clients, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.

Subject to certain exemptions, all Access Persons, except the Independent Trustees of the Funds, are subject to a number of restrictions on their personal trading activities.  Among other things, Access Persons (a) must report to FIMCO upon hire, and annually thereafter, all holdings of covered securities and reportable securities, as defined in the Code of Ethics; (b) must have all non-exempt trades in covered securities pre-cleared; (c) are generally prohibited from trading covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (d) are prohibited from retaining profits from short-term trading in covered securities; (e) must report to a compliance officer on a quarterly basis all holdings of covered and reportable securities via duplicate account statements, confirmations or quarterly transaction reports; and (f) are prohibited from purchasing covered securities in limited offerings, including initial public offerings and private placements, unless a compliance officer determines that there are no actual or apparent conflicts between the interest of the Access Persons and the Funds.

Paradigm Capital Management has adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Among other things, Paradigm Capital Management’s Code of Ethics requires access persons to receive approval of a compliance officer prior to executing non-exempt personal securities transactions in “Named Securities”, which are securities currently recommended by Paradigm Capital Management for purchase or sale or are under consideration for purchase or sale; and it requires its access persons to report their personal securities holdings and transactions, including holdings of, and transactions in, mutual funds for which Paradigm Capital Management serves as subadviser.

Vontobel has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to Vontobel’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Vontobel serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to pre-clearance procedures, reporting requirements and holding period rules.  Vontobel’s Code of Ethics also restricts personal securities transactions in private placements, initial public offerings and securities in which the Funds, for which Vontobel serves as subadviser, have a pending order.

Smith also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to Smith’s Code of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund for which Smith serves as subadviser, subject to certain restrictions and conditions.  Generally, personal securities transactions are subject to reporting requirements and holding period rules.  Smith’s Code of Ethics also restricts personal securities transactions in certain situations.

Muzinich also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other access persons.  Personnel subject to Muzinich’s Code of Ethics, among other things, must recognize and act in accordance with the concept that the interests of clients are paramount and take precedence over all others.  All employees sign onto Muzinich’s Code of Ethics in which they agree to submit brokerage statements for all of their securities and related holdings across all asset classes to the firm’s CCO.  All personal trades in corporate credit securities or loans, or in new issues, limited offerings, 40-Act funds managed or sub-advised by Muzinich, and shares of companies that do not appear in certain well-recognized indices, require the prior approval of the firm’s CCO.  Firm personnel may not trade in securities of any type issued by companies placed on the Firm’s “Restricted List” as they are companies in which the firm may have received material non-public information.

C.	Proxy Voting Policies and Procedures.

The Funds have adopted policies and procedures for determining how proxies relating to portfolio securities held by the Funds should be voted, including policies and procedures for identifying and addressing potential conflicts of interest that may be presented between the interests of the Funds, their shareholders, and their advisers, subadvisers, and other affiliated persons.  For Funds that are managed by FIMCO, the Board has approved use of FIMCO’s proxy voting policies and procedures.  For each Fund that is managed by a subadviser, the Board has approved that subadviser’s proxy voting policies and procedures.  The proxy voting policies and procedures used by FIMCO and the subadvisers are summarized below.  All proxies are required to be voted in accordance with the best interests of the Funds.  However, since the Funds are managed by different personnel and reasonable minds may differ on whether a particular proposal is in the best interest of a Fund, the Funds may not all vote in a similar manner on any particular issue.  Moreover, the Funds may not vote all proxies for a variety of reasons described below.

1.	FIMCO.

FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the FIMCO-managed Funds to Broadridge Investor Communications Solutions, Inc. (“Broadridge”).  FIMCO monitors the proxy voting process at Broadridge via its ProxyEdge website (Broadridge’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted, are kept electronically with Broadridge and can be accessed by FIMCO.

FIMCO has instructed Broadridge to vote proxies for the FIMCO-managed Funds automatically in accordance with the voting recommendations of Glass Lewis & Co. (“Glass Lewis”).  However, FIMCO will monitor what it regards as critical or important proxy votes and has reserved the right to vote on any issue in accordance with its own evaluation of the issue.  In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper Guidelines and conducts a case-by-case analysis to determine what is in the best interests of shareholders.  To the extent a Fund, as part of its fund-of-funds design, may own certain shares of other First Investors Funds, as Underlying Funds (“Underlying Funds”), the Fund will vote shares that it holds in the Underlying Funds in the same proportion as the votes of the other shareholders of the Underlying Fund.  Glass Lewis does not provide consulting services to the companies it covers, which mitigates the risk of conflicts of interest and ensures the independence of its analysis.  Glass Lewis’ Proxy Paper Guidelines are attached as Appendix B.

If a proxy proposal were to create a conflict of interest between the interests of a Fund and those of FIMCO or its affiliates, the conflict of interest would have to be reported to FIMCO’s Chief Compliance Officer who, in consultation with the Legal Department, would provide guidance concerning the resolution of the conflict of interest and would report the conflict of interest to the Board of Trustees of the Funds at its next formal meeting.

2.	Paradigm Capital Management.

With respect to the Life Series Special Situations Fund, which is managed by Paradigm Capital Management in its capacity as subadviser, the Board of Trustees has approved the use of Paradigm Capital Management’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  Paradigm Capital Management votes proxies consistent with the best interests of the client, including long-term and short-term economic interests. Paradigm Capital Management’s Chief Compliance Officer is responsible for the review and oversight of the firm’s proxy voting policies and procedures.  The portfolio managers are responsible for the day-to-day administration of the proxy voting process.  Paradigm Capital Management has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies.  The portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.  Paradigm Capital Management maintains procedures designed to identify and address material conflicts of interest in voting proxies.  The Chief Compliance Officer sets standards for identifying material conflicts.  Proxy votes for which Paradigm Capital Management identifies a material conflict are reviewed by the Chief Compliance Officer and the portfolio manager to resolve the conflict and direct the vote.  If a resolution cannot be made by the Chief Compliance Officer and the portfolio manager, a third party may be asked to resolve the situation.  A copy of Paradigm Capital Management’s Proxy Voting Policies are attached as Appendix C.

3.	Vontobel.

With respect to the Life Series International Fund, which is managed by Vontobel in its capacity as subadviser, the Board of Trustees has approved the use of Vontobel’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  Vontobel votes proxies consistent with the best interests of the client.  Vontobel has subscribed to an unaffiliated third-party corporate governance research service to assist it in analyzing proxies.  In most cases, Vontobel votes in strict accordance with the recommendations of the unaffiliated third-party corporate governance research service, but reserves the right to change that vote when a majority of the portfolio managers disagree with a recommendation or the firm is otherwise advised by the client in writing.  Vontobel maintains procedures designed to identify and address material conflicts of interest in voting proxies.  Whenever the Proxy Voting Group at Vontobel detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Proxy Voting Group will review the conflict.  If a potential conflict has been identified, then Vontobel will provide the client with sufficient information regarding the potential conflict and obtain the client’s consent prior to voting, or vote securities in accordance with its proxy voting policies discussed above.  A copy of Vontobel’s Proxy Voting Policies are attached as Appendix D.

4.	Smith Group.

With respect to the Life Series Select Growth Fund, which is managed by Smith in its capacity as subadviser, the Board of Trustees has approved the use of Smith’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  Smith believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process.  Smith has written policies and procedures designed to ensure that these ideals are effectively maintained in accordance with the client’s best interests.  Smith has established an advisory committee consisting of senior members of the management team as well as senior portfolio managers and Smith’s Chief Compliance Officer, which has the responsibility to construct Smith’s overall voting guidelines as well as the procedures to ensure compliance.  A member of the committee has been designated the proxy voting manager, whose duty it is to administer Smith’s proxy voting procedures on an ongoing basis.   Smith’s designated voting delegate receives proxy materials from the custodial bank or trustee for each client with which Smith has stated proxy voting authority.  Smith has contracted with a third-party service provider to assist with administrative functions, including collecting and sorting proxy materials.  Smith has stated guidelines regarding specific proxy items.  Those items that do not fall under the stated guidelines set forth by Smith are reviewed on a case-by-case basis by the proxy voting manager and voted in the client’s best interest as determined by the committee.  Situations may arise where the interests of Smith conflict with those of the client.  These situations could include where: (i) Smith provides advisory services to a public firm whose shares are included in its client’s portfolio; or (ii) Smith, an affiliate or an employee has a personal relationship with a public firm whose shares are included in a client’s portfolio.  If these situations arise and management of the issuer is soliciting proxy votes, the following guidelines will be applied: (a) if the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines; (b) if the proxy item does not fall under the specific guidelines or has been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third-party corporate governance consultant.  A copy of Smith Group’s Proxy Voting Policies are attached as Appendix E.

5.	Muzinich.

With respect to the Life Series Fund For Income Fund, which is managed by Muzinich in its capacity as subadviser, the Board of Trustees has approved the use of Muzinich’s proxy voting policies and procedures with respect to proxies relating to portfolio securities held by such Funds.  In voting proxies, Muzinich will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created.  Muzinich will generally support the management nominees of the issuer, because the company knows the individuals best to lead it.  In addition, proxies will generally be voted along management's guidelines as indicated on the proxy.  The review of long-term and short-term advantages will be weighed when making these decisions.  Support will be given for proposals, for example, that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility.  Votes may be withheld if Muzinich determines that the vote puts the shareholder’s rights at risk.  A copy of Muzinich’s Proxy Voting Policies are attached as Appendix F.

6.           Situations Where Proxies May Not be Voted.

FIMCO, Paradigm Capital Management, Vontobel, Smith, and Muzinich may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

7.           Proxy Voting Record of the Funds.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling 1(800) 423-4026 and (2) on the SEC’s internet website at http://www.sec.gov.

RESPONSIBILITIES OF THE BOARD OF THE FUNDS

Leadership Structure and Oversight Responsibilities.  There is one common Board of the Funds within the First Investors Family of Funds.  The Board is responsible for oversight of the Funds.  The Trust has engaged FIMCO to manage each Fund on a day-to-day basis.  The Board is responsible for overseeing: FIMCO; the subadvisers, as applicable; and certain other principal service providers in the operations of the Funds.  The Board currently is composed of five Trustees, all of whom are Independent Trustees.  The Board currently conducts regular meetings six times a year, four of which are formal meetings and two of which are informal meetings.  In addition, the Board may hold special in-person or telephonic meetings and informal conference calls to discuss matters that arise or require action between regular Board meetings.  The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman.  The Chairman’s role is to participate in the preparation of the agenda for meetings of the Board, preside at all meetings of the Board, and act as a liaison with officers of the Funds, attorneys and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established two standing committees, a Governance Committee and an Audit Committee, to assist the Board in performing its oversight responsibilities, and from time to time may establish, and has established previously, informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters.  For example, the Board has appointed a lead Trustee with respect to oversight of investment-related matters, including evaluation of Fund performance and fees for purposes of contract renewal meetings, and has also appointed a lead Trustee with respect to risk-related matters.  The Governance and Audit Committees are comprised of only Trustees who are Independent Trustees (Independent Trustees are also referred to as Disinterested Trustees).  Currently, all of the Independent Trustees serve on these committees.  The Governance and Audit Committees may designate one member to serve as the Chairperson of the Committee.  The Board believes that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees, or to individual Trustees, and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities.  The actual day-to-day risk management with respect to the Funds resides with FIMCO, the subadvisers and other service providers to the Funds.  Under the general oversight of the Board, FIMCO, the subadvisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate their effects if they do occur.  Each of FIMCO, the subadvisers, and other service providers has its own, independent interest in risk management, and its policies and methods of risk management will depend on its functions and business models.  Although these risk management policies are designed to be effective, these policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or FIMCO, the subadvisers or other service providers.  As part of its regular oversight of the Funds, the Board, directly or through a committee or its lead Trustee for risk-related matters, interacts with and reviews reports from, among others: FIMCO; the subadvisers, as applicable; the Fund’s Chief Compliance Officer; the independent registered public accounting firm for the Funds; and other service providers to the Funds, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions.  The Board has appointed a Chief Compliance Officer for the Funds, who oversees the implementation and testing of the Funds’ compliance program and provides reports to the Board regarding compliance matters for the Funds and their service providers.  The Chief Compliance Officer’s reports include a quarterly report outlining all identified compliance risks, all material compliance matters and how these compliance matters were resolved.  Moreover, the Chief Compliance Officer regularly discusses the relevant compliance and risk-related issues affecting the Funds during private meetings with the Independent Trustees held each quarter.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Governance Committee is responsible for, among other things, selecting and nominating persons to serve as Independent Trustees on the Board, evaluating candidates’ qualifications, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Trustees, and reviewing Trustee compensation.  During the last fiscal year, the Governance Committee met five times to discuss nominating, compensation and other matters.

When the Board has, or expects to have, a vacancy, the Governance Committee receives and reviews information on candidates qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by shareholders. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ offices c/o First Investors Management Company, Inc., 55 Broadway, New York, New York 10006.

The Audit Committee is responsible for, among other things, overseeing the Funds’ accounting, financial reporting, and internal controls, approving the selection, retention, or termination of auditors, evaluating the independence of auditors, pre-approving any audit and non-audit services provided to the Funds and certain non-audit services provided to FIMCO or any of its affiliates, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, receiving reports from Fund management regarding the design or operation of the Funds’ internal controls, investigating improprieties or suspected improprieties in the Funds’ accounting or financial reporting, and reporting its activities to the full Board on a regular basis. The Audit Committee met three times during the last fiscal year.

The Board has concluded that, in light of each Fund’s business and structure and based on each Trustee’s experience, qualifications, attributes or skills as set forth below, on an individual basis, each Trustee should serve as a Trustee of the Funds.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, FIMCO, the subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business or consulting positions; experience from service as a board member of the Funds and the other funds in the First Investors Funds fund complex (and/or in other capacities, including for any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.  Additional information about the Trustees is included in Part I of this SAI.

Susan E. Artmann.  Ms. Artmann was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 25 years of executive and business experience in the consumer financial industry.  She is currently the Chief Financial Officer and Executive Vice President at HSBC Insurance North America and, prior to that, was Executive Vice President and President (2008-2011) and Chief Financial Officer (2000-2008) of HSBC Taxpayer Financial Services.  Prior to joining HSBC in 1985, Ms. Artmann was an auditor for Coopers & Lybrand.

Mary J. Barneby.  Ms. Barneby was appointed as a Trustee of all the Funds in the fund complex effective November 1, 2012.  She has over 35 years of experience in the consumer financial services and wealth management industries.  Ms. Barneby is currently the Chief Executive Officer of Girl Scouts of Connecticut, a position she has held since October 2012.  Prior to that, Ms. Barneby was an Executive Director of UBS Financial Services, Inc.  Ms. Barneby is on the Board of Governors, University of New Haven.

Charles R. Barton, III.  Mr. Barton has served as a Trustee of all of the Funds in the fund complex since 2006.  He has served on the board of the Barton Mines Corporation, a privately held mining and industrial abrasives distribution business, for over 20 years and became its Chief Operating Officer in 2007.  In addition, Mr. Barton is President of Noe Pierson Corporation, a privately-held land holding and management service provider.  Prior to 2001, he held finance-related positions at AlliedSignal and Honeywell International, Inc.

Arthur M. Scutro, Jr.  Mr. Scutro has served as a Trustee of all of the Funds in the fund complex since 2006 and Chairman since January 2013.  In addition, he has over 36 years of accounting, executive and business experience in the public accounting and financial services industries.  Prior to his retirement, Mr. Scutro was a Senior Vice President at UBS PaineWebber.

Mark R. Ward.  Mr. Ward has served as a Trustee of all of the Funds in the fund complex since 2010.  He has over 32 years of experience in the accounting industry.  Prior to his retirement, he served as a senior partner at

Ernst & Young, LLP and the leader of its Mid-Atlantic asset management practice.  Currently, Mr. Ward serves as a consultant with respect to accounting matters.

FINANCIAL INTERMEDIARY COMPENSATION

FIMCO and its affiliates (collectively, “FIMCO”) may use their own assets and resources, including profits from advisory or other fees paid by the Funds, to pay financial intermediaries, including insurance companies, and their affiliates, for marketing and promotional services.  In addition, FIMCO and the Funds may make payments to insurance companies and their affiliates and other financial intermediaries for administrative and shareholder related services.  The services covered by payments made by FIMCO and/or the Funds may include the provision of support in connection with the Funds; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; facilitation of the tabulation of variable annuity contract or life insurance policy owners’ votes in the event of a shareholder vote; maintenance of variable annuity contract and life insurance policy records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Funds or FIMCO as may be reasonably requested; provision of support services, including providing information about the Funds and answering questions concerning the Funds, including questions with respect to variable annuity contract or life insurance policy owners’ interests in one or more Funds; provision and administration of variable annuity contract or life insurance policy features for the benefit of owners in connection with the Funds, which may include fund transfers, purchase and redemption orders, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.  These payments also may cover certain expenses, such as set-up fees, and printing and mailing charges, incurred by such financial intermediaries, and their affiliates, in connection with their services.  These payments may provide financial intermediaries or their affiliates with an incentive to actively promote the Funds and, depending on the arrangements a financial intermediary may have in place with other mutual funds or their sponsors at any particular time, a financial intermediary may have a financial incentive to promote the Funds over other mutual fund options (or other Funds) available under a particular variable annuity contract or life insurance policy.

Additionally, from time to time, FIMCO and its affiliates may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for FIMCO’s and its affiliates’ attendance at investment forums sponsored by such firms, or FIMCO may co-sponsor such investment forums with such financial institutions.  FIMCO may also provide other non-cash compensation in the form of occasional meals, tickets or other entertainment, as well as small gifts to such firms’ representatives, as permitted by applicable law, rules and regulations.  Payments and reimbursements for such activities are derived from FIMCO’s and its affiliates’ own assets and are at no cost to the Funds.  These payments and reimbursements may be made from profits received by FIMCO and its affiliates from fees paid by the Funds.  Such activities may provide incentives to insurance companies to include the Funds as underlying investment options in variable annuity contract or life insurance policies and for financial intermediaries to sell such contracts or policies, which may include the Funds as underlying investments options.

DETERMINATION OF NET ASSET VALUE

All Funds Except the Life Series Cash Management Fund.

In calculating its net asset value (“NAV”), each Fund, other than the Life Series Cash Management Fund, generally values a security listed or traded on an exchange or the Nasdaq Stock Market based on its last sale price on the exchange or market where the security is principally traded, or lacking any sales, the security is valued at the mean between closing bid and asked prices.  Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service.  If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund’s Board.  Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade, or lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities may also be priced by pricing services approved by the Board.  The Fund relies on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in the Fund’s portfolio or when foreign markets are closed regardless of movements in the U.S. markets.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  The pricing service, its methodology or the threshold may change from time to time.  In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default.  Debt obligations with maturities of 60 days or less are valued at amortized cost.

Consistent with SEC regulations, changes in holdings of portfolio securities are generally reflected in the NAV calculation on the first business day following the trade (i.e., T + 1).  Therefore, when a Fund purchases or sells a security during the day, any change in the value of the security that occurs that day is not reflected in the Fund’s NAV.  “When-issued securities” are also reflected in the NAV of a Fund on a T + 1 basis.  Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services.  For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect as of the close of the London Stock Exchange.

Life Series Cash Management Fund.

The Life Series Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act.  To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund’s investments, some of which are discussed in the Fund’s Prospectus.  Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument.  The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account (unless the aggregate deviation between the Fund’s market value and amortized cost value exceeds ½ of 1% as discussed below) and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.  In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

In accordance with Rule 2a-7, the Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.  Should that deviation exceed ½ of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations, or suspending redemptions and postponing payment of redemption proceeds in order to facilitate an orderly liquidation of the Fund.

Emergency Pricing Procedures For All Funds.

The Funds’ Board may suspend the determination of a Fund’s net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange (“NYSE”) is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency (“Emergency Closed Day”), the Funds will apply the following procedures:

1.
The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing.  The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

2.
For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

(a)	In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC’s Edison, NJ offices prior to the close of regular trading on the NYSE; and
(b)
In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

3.
If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

4.
On business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

ALLOCATION OF PORTFOLIO BROKERAGE

The Adviser and subadvisers (in the case of Funds that have subadvisers) have authority to select broker-dealers that are used to effect portfolio transactions for the Funds.  Portfolio transactions are generally structured as agency transactions or principal transactions.  In agency transactions, the Funds generally pay brokerage commissions.  In principal transactions, the Funds generally pay a dealer mark-up or selling concession.  In the case of a riskless principal transaction, a dealer mark-up may be treated as a “commission” if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission.  The Funds may also purchase certain fixed income securities directly from an issuer without paying commissions or discounts.

In selecting broker-dealers to execute portfolio transactions and assessing the reasonableness of their commissions, the Adviser and subadvisers consider, among other things, a broker-dealer’s expertise, reputation, reliability, and performance in executing transactions, and the value of any research that it makes available.  A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a subadviser, to the subadviser.  Additionally, the Adviser retains investment discretion over the accounts and may request the subadvisers to direct brokerage to broker-dealers selected by the Adviser in recognition of proprietary or third-party research provided by such broker-dealers to the Adviser.  Also, if approved by the Board of the Funds, the Adviser or subadviser, as applicable, may use brokerage commissions to acquire services that do not qualify in whole or in part as research or brokerage services.

The research acquired by the Adviser or a subadviser with Fund commissions includes so-called proprietary research and third-party research.  Proprietary research is research that is generated by a full-service brokerage firm and offered to the firm’s clients on a “bundled” basis along with execution services.  In other words, there is no separately stated charge for the research.  Third-party research is research that is prepared by an independent third-party and provided by a broker-dealer. In a third-party research arrangement, the cost of the research is generally stated both in dollars and in terms of a soft-to-hard dollar ratio.  The client acquiring the research generally pays for the research by directing a specified amount of commission business to the broker-dealer that provides it.  The broker-dealer in turn pays the third-party that is the original source of the research.

The type of research services acquired with Fund commissions include: (a) market data, such as stock quotes, last sale prices, trading volumes, and other information as to the market for and availability of securities for purchase or sale; (b) research reports containing statistical or factual information or opinions pertaining to the economy, particular industries or sectors, particular issuers, or the creditworthiness of issuers; (c) conferences and meetings with executives of issuers or analysts; and (d) data concerning Fund performance and fees.  The Adviser generally uses each research service acquired with commissions to service all the Funds in the First Investors Family of Funds, rather than the particular Fund or Funds whose commissions may pay for a research service.  In other words, a Fund’s brokerage commissions may be used to pay for a research service that is used in managing another Fund within the First Investors Family of Funds.  The subadvisers may likewise use research obtained with commissions to service their other clients.

The Board of the Funds has approved an arrangement whereby the Adviser acquires two mixed-use services with commissions, Lipper Investment Management and iMoneyNet.  These services are used by the Adviser both for research and non-research purposes.  The Adviser allocates a portion of the Lipper Investment Management service to non-research use for the benefit of the Adviser, and the Adviser pays for this portion with hard dollars.  Both services are also used to analyze and report to the Fund’s Board a Fund’s performance and fees relative to other comparable funds, which the Adviser allocates to non-research use for the benefit of the Funds.  Each Fund pays the portion of the cost of these services in hard dollars or, for those Funds that acquire the services with commissions, the cost is treated as a Fund expense for purposes of computing the expense ratios that are included in the prospectuses.

The Adviser or subadviser may combine transaction orders placed on behalf of a Fund with orders placed for other clients for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price.  The securities purchased or sold in such bunched orders must be allocated in accordance with written procedures approved by the Board of the Funds.  The Adviser does not place portfolio orders with an affiliated broker-dealer or allocate brokerage commission business to any broker-dealer in recognition of distributing Fund shares.  Moreover, no broker-dealer affiliated with FIMCO, Vontobel, Smith, or Muzinich participates in commissions generated by portfolio orders placed on behalf of any Fund.  A broker-dealer affiliate of Paradigm Capital Management, CL King & Associates, has been authorized by the Board of the Funds to execute portfolio transactions on behalf of the Life Series Special Situations Fund in accordance with procedures adopted by the Funds pursuant to Rule 17e-1 of the 1940 Act.

CREDIT RATINGS INFORMATION

Standard & Poor’s (“S&P”) Long-Term Issue Credit Ratings.

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings are based, in varying degrees, on the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation; and

●
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc. (“Moody’s”) Long-Term Obligation Ratings.

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Short-Term Issue Credit Ratings.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Moody’s Short-Term Credit Ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P Short-Term Municipal Note Credit Ratings.

A Standard & Poor's U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Moody’s Short-Term Municipal Debt Credit Ratings.

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

GENERAL INFORMATION

Custodian.  The Bank of New York Mellon Corp. (“BONY”), One Wall Street, New York, NY 10286, is custodian of the securities and cash for the following Funds of the First Investors Life Series Funds: Cash Management, Fund For Income, Government, Investment Grade and Target Maturity 2015.  BONY employs foreign sub-custodians and foreign securities depositories to provide custody of foreign assets.  Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, is custodian of the securities and cash for the following Funds of the First Investors Life Series Funds:  Equity Income, Growth & Income, International, Opportunity, Select Growth, Special Situations and Total Return.  BBH employs foreign subcustodians and foreign securities depositories to provide custody of their foreign assets.

Audits and Reports.  The accounts of the Funds are audited twice a year by Tait, Weller & Baker LLP, an independent registered public accounting firm, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108.  Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

Legal Counsel.  K&L Gates LLP, 1601 K Street, NW, Washington, DC 20006, serves as counsel to the Funds.

Transfer Agent.  Administrative Data Management Corp. (“ADM”), Raritan Plaza I, Edison, NJ 08837, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds.  The Transfer Agent's telephone number is 1(800) 423-4026.

Shareholder and Trustee Liability.  The Trust is organized as a Delaware statutory trust.  The Declaration of Trust, of the Trust, contains an express disclaimer of shareholder liability for acts or obligations of the Trust.  Further, any note, bond, contract or other written obligation of the Trust or Fund may contain a disclaimer that the obligation may be only enforced against the assets of the Trust or Fund, but the omission of such disclaimer will not operate to bind or create personal liability for any shareholder or Trustee.

The Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.  The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote.  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

APPENDIX A:
TAX INFORMATION

The following is a general discussion of the federal tax law that applies to the First Investors Funds.  The discussions of the General Tax Treatment of Distributions and Dispositions of Shares, Taxation of the Funds in General, and Special Rules for Tax Exempt Funds  (see Sections C, D, and E below, respectively) generally are not applicable to shareholders who hold Fund shares through an IRA, a 403(b) account, a 401(k) plan, a variable annuity contract, a variable life insurance policy, or other tax-deferred investment vehicle.  If you have purchased Fund shares through a variable annuity contract or a variable life insurance policy, you should also review the prospectus and statement of additional information (“SAI”) for that product for information concerning taxes.  If you have purchased shares of a Tax Exempt Fund (as defined below) (see “E.  Special Rules for Tax Exempt Funds” below), you should read the prospectus and SAI of that Fund for information concerning state and local tax considerations.

A.	Compliance with Subchapter M of the Code

Each Fund, which is treated as a separate corporation for federal tax purposes, has elected to be, and has qualified each taxable year for treatment as, a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”).  To continue qualifying for treatment as a RIC, a Fund must meet the following requirements each taxable year:

(1) The Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”);

(2) The Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and

(3) At the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (which, for these purposes, includes a QPTP’s equity securities) and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Subchapter M Diversification Requirements”).

If a Fund qualifies for treatment as a RIC during a taxable year, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.  If a Fund failed to qualify for that treatment for any taxable year, -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Subchapter M Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Subchapter M Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Subchapter M Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions that otherwise would be “exempt-interest dividends” (see “E. Special Rules for Tax-Exempt Funds” below) and distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income”, would be subject to federal income tax at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts); and all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances.  In addition, the Fund could be required to

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recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

B.	Compliance with Subchapter L of the Code

Each Fund that serves as an underlying funding vehicle for an insurance company separate account (i.e., each series of First Investors Life Series Funds) (each, a “Life Series Fund”) must also comply with the diversification requirements imposed on such accounts by section 817(h) of the Code and the regulations thereunder (collectively “Subchapter L”).  These requirements, which are in addition to the Subchapter M Diversification Requirements applicable to all Funds, place certain limitations on the assets of each separate account — and of each Life Series Fund, because Subchapter L treats the assets of a Life Series Fund as assets of the related separate account — that may be invested in securities of a single issuer or a small number of issuers.

Specifically, Subchapter L provides that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the value of a separate account's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered the same issuer.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other RICs.

The failure of a Life Series Fund to satisfy the Subchapter L diversification requirements would result in taxation of First Investors Life Insurance Company and treatment of its contract holders and policy owners other than as described in the prospectuses of its separate accounts.  Specifically, the internal earnings within the contracts and policies could be immediately taxable rather than tax-deferred.

C.	General Tax Treatment of Distributions and Dispositions of Shares

Dividends a Fund distributes to its shareholders that are derived from dividends and taxable interest it receives on its investments, net short-term gain, and net gains from certain foreign currency transactions, if any, are taxable to its shareholders as ordinary income (except as noted below) to the extent of its earnings and profits, whether received in cash or reinvested in additional Fund shares.  Distributions from a Fund’s net capital gain are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares; those distributions from a Fund that is a series of First Investors Equity Funds or First Investors Income Funds (each an “Equity/Income Fund”) are subject to the 15% and 20% maximum federal income tax rates described above for individual and certain other non-corporate shareholders.  Dividends and other distributions also may be subject to state and local taxes.

A portion of the dividends from a Fund's investment company taxable income may be eligible for the 15% and 20% maximum federal income tax rates applicable to “qualified dividend income” that individuals and certain other non-corporate taxpayers receive and the dividends-received deduction allowed to corporations.  The eligible portion may not exceed the aggregate dividends a Fund receives from most U.S. corporations and, for purposes of the 15% and 20% rates, certain foreign corporations.  In addition, the availability of those rates and the dividends-received deduction is subject to a certain holding period, and other restrictions imposed on each Fund with respect to the shares it holds on which the dividends were paid and on each shareholder with respect to the Fund shares on which the Fund dividends were paid.  Dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax (“AMT”).

Dividends and other distributions a Fund declares in October, November, or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.  Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.

Any capital gain an individual or certain other non-corporate shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% and 20% maximum federal income tax rates referred to above.  If Fund shares are sold at a loss after being held for six months or less, any loss that is not disallowed (see “E. Special Rules for Tax Exempt Funds” below) will be treated

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as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  A loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent those shares are replaced by other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (a so-called “wash sale”) (which could occur, for example, as a result of reinvesting Fund distributions).  In that event, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If you buy shares shortly before the record date of a dividend or other distribution, the entire amount you receive will be taxable even though a part of the distribution is actually a return of part of your purchase price.  This is called “buying a distribution”.  There is no advantage to buying a distribution, because a Fund’s NAV per  share is reduced by the amount of the distribution.

Each Fund must withhold and remit to the U.S. Treasury “backup withholding” at the current rate of 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the TIN furnished to the Fund is correct, who furnishes an incorrect TIN, or (except with respect to redemption proceeds) who is designated by the IRS as being subject to backup withholding.  Backup withholding does not constitute an additional tax and may be claimed as a credit on a shareholder’s federal income tax return.

The Code does not require RICs to issue a Form 1099-DIV to report taxable distributions for a year of less than $10 per Fund account, unless the account is subject to IRS-imposed back-up withholding tax.

A Fund shareholder who wants to use a method other than the average basis method for determining basis in his or her Covered Shares must elect to do so in writing.  If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Funds’ Default Basis Method, which is average basis.  If, however, a Fund shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method), the shareholder may elect to do so.  The basis determination method a Fund shareholder elects (or the Default Basis Method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the previous requirement to report the gross proceeds from a redemption of shares, each Fund (or its transfer agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

The Health Care Reform and Education Reconciliation Act of 2010 requires an individual to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers), for taxable years beginning after December 31, 2012.  This tax is in addition to any other taxes due on that income.  A similar tax will apply for those years to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Dividends from a Fund’s investment company taxable income that are paid to a shareholder who is a non-resident alien individual or foreign entity (a “non-U.S. person”) generally are subject to 30% federal withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty.  However, two categories of dividends paid by an Equity/Income Fund, “short-term capital gain dividends” and “interest-related dividends,” will be exempt from that tax for the period mentioned below.  “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount (“OID”), interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends an Equity/Income Fund pays to foreign investors, with certain exceptions, only with respect to Fund taxable years beginning before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently in the past).  Non-U.S. persons are urged to consult their own tax advisers concerning the applicability of that withholding tax.

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Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), each Fund will be required to withhold 30% of (1) income dividends it pays after December 31, 2013, and (2) capital gain distributions and the proceeds of share redemptions it pays after December 31, 2016, to certain foreign shareholders that fail to meet certain information reporting or certification requirements.  Those foreign shareholders include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, (a) an FFI must enter into an information sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and TIN) of the shareholder’s direct and indirect U.S. owners and (b) an NFFE must provide requisite information to the withholding agent regarding its U.S. owners, if any.  Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance.  Under proposed regulations, an FFI will need to enter into such an agreement with the IRS by December 31, 2013, to insure that it will be identified as FATCA-compliant in sufficient time to allow the Fund in which it invests to refrain from withholding beginning on January 1, 2014.  A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) to avoid the FATCA withholding.

Under the proposed regulations, the information sharing agreement that FFIs must enter into to achieve FATCA compliance also would require them to commence information reporting for the calendar year 2013, due March 31, 2015.  For 2013 and 2014, FFIs would only need to report name, address, TIN, and account number and balance; and thereafter, they also would be obligated to report income earned on the account.  Foreign investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund.

D.	Taxation of the Funds in General

Each Fund (other than the Life Series Funds) will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest a Fund receives, and gains a Fund realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid.  The Global Fund and the International Fund, each a series of First Investors Equity Funds, each has filed such an election with the IRS for each taxable year in which the Fund has been eligible.  Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing taxable income.  If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign taxes it paid and its foreign-source income.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign-source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

If a Fund invests in the stock of a “passive foreign investment company” (“PFIC”), special tax rules apply.  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund's

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investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the reduced maximum federal income tax rates on individuals’ “qualified dividend income” described above.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the Fund probably would have to distribute to satisfy the Distribution Requirement and, except in the case of a Life Series Fund, avoid imposition of the Excise Tax – even if the QEF did not distribute those earnings and gain to the Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC's stock over a Fund’s adjusted basis in that stock as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election.  A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

If a Fund invests in non-municipal zero coupon or other securities issued with OID, the Fund must include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year.  Similarly, each Fund must include in its gross income securities it receives as “interest” on pay-in-kind securities.  Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and, except in the case of a Life Series Fund, avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary.  A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

If a Fund uses hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, complex rules apply to determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, are treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) -- except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement -- in which the Funds invest may be subject to section 1256 of the Code (“section 1256 contracts”).  Any section 1256 contract a Fund holds at the end of its taxable year generally must be “marked-to-market” (i.e., treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be included in investment company taxable income), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.  A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (i.e., a straddle the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Under Code section 988, gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on

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financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If a Fund’s section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions a Fund may enter into or hold in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes.  Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  Different elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain.  If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys.  If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium it received will be added to the exercise price to determine the gain or loss on the sale.  If a Fund allows a purchased call option to lapse, it will realize a capital loss.  If a Fund exercises such an option, the premium it paid for the option will be added to its basis in the subject securities or futures contract.

If a Fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

E.	Special Rules for Tax Exempt Funds

Special rules apply to the dividends paid by the Funds that invest primarily in tax-exempt municipal securities (“Tax Exempt Funds”).

The portion of the dividends a Tax Exempt Fund pays equal to the excess of its excludable interest over certain amounts disallowed as deductions (thus excluding distributions of capital gains) will qualify as “exempt-interest dividends” and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under

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section 103(a) of the Code; each Tax Exempt Fund intends to continue to satisfy this requirement.  The aggregate dividends excludable from a Fund’s shareholders’ gross income may not exceed its net tax-exempt income.  Shareholders' treatment of exempt-interest dividends under state and local income tax laws may differ from the treatment thereof under the Code.  Investors should read the Tax Exempt Funds’ prospectus and SAI and consult their tax advisers concerning this matter.

If shares of a Tax Exempt Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Except as noted in the following sentence, (1) tax-exempt interest paid on certain private activity bonds (“PABs”) (including, to the extent a Tax Exempt Fund receives such interest, a proportionate part of the exempt-interest dividends it pays) is a tax preference item for purposes of the federal AMT and (2) interest on all tax-exempt obligations is included in a corporation’s “adjusted current earnings” for AMT purposes (“ACE”), without regard to whether a Tax Exempt Fund’s tax-exempt interest is attributable to PABs.  Pursuant to the American Recovery and Reinvestment Tax Act of 2009, interest on PABs will not be a tax preference item or be included in a corporation’s ACE with respect to bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009.  Entities or other persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing shares of a Tax Exempt Fund because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax.  For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (which includes exempt-interest dividends) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from a Tax Exempt Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Tax Exempt Fund shares is not deductible for federal income tax purposes.

A Tax Exempt Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”).  Market discount on such a bond that is less than the product of (1) 0.25% of the bond’s redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond is disregarded.   Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date thereof to the date of its maturity.  Any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition.  In lieu of treating the disposition gain as above, a Tax Exempt Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

If a Tax Exempt Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders.  There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions, and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Tax Exempt Fund.

F.	Special Rules for Fund-of-Funds

Fund-of-Funds.  This is in circumstances where a Fund invests its assets in shares of a combination of underlying funds (“Underlying Funds”).  Accordingly, the Fund’s income will consist of distributions from the Underlying Funds and net gains realized from the disposition of Underlying Fund shares.  If an Underlying Fund qualifies for treatment as a RIC -- each existing Underlying Fund has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to the Fund from the Underlying Fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income to the extent of the Underlying Fund’s earning and profits and (2) distributions paid to the Fund from the Underlying Fund’s net capital gain will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Fund’s shares.  If the Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that Underlying

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Fund at a loss (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis in the newly purchased shares.

Although an Underlying Fund will be eligible to elect to “pass-through” to its shareholders (including the Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy that asset test.

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APPENDIX B:
PROXY VOTING GUIDELINES
Attached is a copy of Glass Lewis’ Proxy Paper Guidelines.

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Proxy Paper Guidelines

2013 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice
United States

Table of Contents
I. Overview of Significant Updates for 2013	4
II. A Board of Directors That Serves the Interests of Shareholders	5
Election of Directors	5
Independence	5
Performance	10
Experience	22
Other Considerations	23
Controlled Companies	25
Unofficially Controlled Companies and 20-50% Beneficial Owners	26
Exceptions for Recent IPOs	26
Mutual Fund Boards	27
Declassified Boards	28
Mandatory Director Term and Age limits	30
Requiring Two or More Nominees per Board Seat	30
Proxy Access	30
Majority Vote for the Election of Directors	31
The plurality vote standard	31
Advantages of a majority vote standard	31
III. Transparency and Integrity of Financial Reporting	32
Auditor Ratification	32
Voting Recommendations on Auditor Ratification	33
Pension Accounting Issues	34
IV. The Link Between Compensation and Performance	34
Advisory Vote on Executive Compensation (“Say-on-Pay”)	35
Say-on-Pay Voting Recommendations	36
Additional Scrutiny for Companies with Significant Opposition in 2011	37
Short-Term Incentives	37
Long-Term Incentives	38
Pay for Performance	39
Recoupment (“Clawback”) Provisions	39

Frequency of Say-on-Pay	39
Vote on Golden Parachute Arrangements	39
Equity-Based Compensation Plan Proposals	40
Option Exchanges	41
Option Backdating, Spring-Loading, and Bullet-Dodging	42
162(m) Plans	43
Director Compensation Plans	43
V. Governance Structure and the Shareholder Franchise	44
Anti-Takeover Measures	44
Poison Pills (Shareholder Rights Plans)	44
NOL Poison Pills	45
Fair Price Provisions	45
Reincorporation	46
Exclusive Forum Provisions	47
Authorized Shares	47
Advance Notice Requirements	48
Voting Structure	49
Cumulative Voting	49
Supermajority Vote Requirements	50
Transaction of Other Business	50
Anti-Greenmail Proposals	50
Mutual Funds: Investment Policies and Advisory Agreements	50
Real Estate Investment Trusts	51
Preferred Stock Issuances at REITs	51
Business Development Companies	52
Authorization to Sell Shares at a Price below Net Asset Value	52
VI. Compensation, Environmental, Social and Governance Shareholder Initiatives	53

I. Overview of Significant Updates for 2013
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy enhancements in the following areas, which are summarized below but discussed in greater detail throughout this document:

Board Responsiveness to a Significant Shareholder Vote

●
We’ve included a general section clarifying our long-standing approach in this area. Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns.

The Role of a Committee Chairman

●
We’ve included a general section explaining our analysis of the role of a committee chairman. Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

m
If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

m	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

Public Company Executives and Excessive Board Memberships

●
We typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards. However, we will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

Equity-Based Compensation Plan Proposals

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We’ve added an item to our list of overarching principles on which we evaluate equity compensation plans, namely, that plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

Exclusive Forum Provisions

●
While our general approach to exclusive forum provisions remains unchanged—that we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt such a provision—we further explain that in certain cases we may support such a provision if the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (iii) maintains a strong record of good corporate governance practices.

Real Estate Investment Trusts

●	We’ve included a general section on REITs and our approach to evaluating preferred stock issuances at these firms.

Business Development Companies

●	We’ve included a new section on our approach to analyzing business development companies and requests to sell shares at prices below Net Asset Value.

Note:

This year the Glass Lewis Guidelines on Shareholder Resolutions and Initiatives are released as a separate document.

II. A Board of Directors That Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock

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1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●
$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

●
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).6

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the

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4This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

6This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

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7With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

8We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs.10

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9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).

10 Spencer Stuart Board Index, 2011, p. 6.

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.
2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Board Responsiveness to a Significant Shareholder Vote

Glass Lewis believes that any time 25% or more of shareholders vote against the recommendation of management, the board should demonstrate some level of engagement and responsiveness to address the shareholder concerns. These include instances when 25% or more of

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11However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it will bolster our argument to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities.

●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents.

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports.

●	Any modifications made to the design and structure of the company’s compensation program.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

The Role of a Committee Chairman

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

●	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”);

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. So in cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and

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12Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1. All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2. The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3. The audit committee chair, if the audit committee did not meet at least 4 times during the year.

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13Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

14As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

4. The audit committee chair, if the committee has less than three members.

5. Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15

6. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8. All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9. All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11. The audit committee chair16 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12. All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

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15Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

13. All members of an audit committee at a time when material accounting fraud occurred at the company.18

14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

● The restatement involves fraud or manipulation by insiders;

● The restatement is accompanied by an SEC inquiry or investigation;

● The restatement involves revenue recognition;

● The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

● The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16. All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17. All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g. the company receives an adverse opinion on its financial statements from the auditor)

19. All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19

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18Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

19The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

20. All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1. All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.21

2. Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3. The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.22

4. All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5. All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6. All members of the compensation committee if excessive employee perquisites and

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20As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

21Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

22In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

benefits were allowed.

7. The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8. All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9. All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10. All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11. All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12. All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13. The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14. All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

15. All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all

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23In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:24

1. All members of the governance committee25 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.26 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

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24As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

25If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

26Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

2. The governance committee chair,27 when the chairman is not independent and an independent lead or presiding director has not been appointed.28

3. In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4. The governance committee chair, when the committee fails to meet at all during the year.

5. The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6. The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)29 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1. All members of the nominating committee, when the committee nominated or

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27As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3. In the absence of a governance committee, the nominating committee chair31 when the chairman is not independent, and an independent lead or presiding director has not been appointed.32

4. The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5. The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover,

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31 As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

33In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.

34Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

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35A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

36We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1. A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2. A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis.37 Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.38 Further, we note a recent study has shown that the average number of outside board seats held by

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37Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.

38Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.39

3. A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4. A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40

6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.41 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each

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39Spencer Stuart Board Index, 2011, p. 8.

40We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

41Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a. We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b. Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the

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42The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

compensation committee.

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1. Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2. Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted
Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1. Size of the board of directors: The board should be made up of between five and twenty directors.

2. The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3. Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1. Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2. When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3. Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

4. Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2010, indicates that the average number of funds served by an independent director in 2010 was 49. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually.

Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

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43Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

44Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

45Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

46Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:
Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

47Spencer Stuart Board Index, 2011, p. 14

48Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2012, we expect to see a number of shareholder proposals regarding this topic in 2013 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Guidelines on Shareholder Resolutions and Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2012, Glass Lewis tracked over 35 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., roughly on par with what we reviewed in each of the past several years, but a sharp contrast to the 147 proposals tracked during all of 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.49 During 2012 these proposals received on average 61.2% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a

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49Spencer Stuart Board Index, 2011, p. 14

majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III. Transparency and Integrity of Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meeting during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2. Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

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50“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

51An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its financial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8. We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

IV. The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies52 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although Say-on-Pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with

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52 Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

● The overall design and structure of the Company’s executive compensation program including performance metrics;

●The quality and content of the Company’s disclosure;

●The quantum paid to executives; and

●The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the Say-on-Pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

● Inappropriate peer group and/or benchmarking issues

● Inadequate or no rationale for changes to peer groups

● Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

● Guaranteed bonuses

● Targeting overall levels of compensation at higher than median without adequate justification

● Bonus or long-term plan targets set at less than mean or negative performance levels

● Performance targets not sufficiently challenging, and/or providing for high potential payouts

● Performance targets lowered, without justification

● Discretionary bonuses paid when short- or long-term incentive plan targets were not met

● Executive pay high relative to peers not justified by outstanding company performance

● The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2012

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2012, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

● No re-testing or lowering of performance conditions

● Performance metrics that cannot be easily manipulated by management

● Two or more performance metrics

● At least one relative performance metric that compares the company’s performance to a relevant peer group or index

● Performance periods of at least three years

● Stretching metrics that incentivize executives to strive for outstanding performance

● Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1. Companies should seek more shares only when needed.

2. Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3. If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4. Annual net share count and voting power dilution should be limited.

5. Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6. The expected annual cost of the plan should be proportional to the business’s value.

7. The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8. Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9. Plans should not permit re-pricing of stock options.

10. Plans should not contain excessively liberal administrative or payment terms.

11. Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

12. Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

13. Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1. Officers and board members cannot participate in the program;

2. The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3. The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4. Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.53

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In

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53Lucian  Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

V. Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”54 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

______________________________

54Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1. Is the board sufficiently independent?

2. Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3. Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4. Do shareholders have the right to call special meetings of shareholders?

5. Are there other material governance issues at the Company?

6. Has the Company’s performance matched or exceeded its peers in the past one and three years?

7. How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8. Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1. Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2. Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3. Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

● The terms of any amended advisory or sub-advisory agreement;

● Any changes in the fee structure paid to the investment advisor; and

● Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

Preferred Stock Issuances at REITs

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

Authorization to Sell Shares at a Price below Net Asset Value

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

1.	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

2.	The proposed discount below NAV is minimal (ideally no greater than 20%);

3.	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the Company’s then-outstanding common stock prior to the issuance); and

4.	A majority of the Company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the Company’s past below-NAV share issuances have benefitted the Company.

VI. Compensation, Environmental, Social and Governance Shareholder Initiatives overview
Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines on Shareholder Resolutions and Initiatives.

APPENDIX C:
PROXY VOTING GUIDELINES
Attached is a copy of Wellington Management’s Global Proxy Policies and Procedures.

II-C-1

Welling Management Company, llp Global Proxy Policies and Procedures

Introduction
Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

Welling Management Company, llp Global Proxy Policies and Procedures

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Welling Management Company, llp Global Proxy Policies and Procedures

Statement of Policies	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

●
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

● Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is

Welling Management Company, llp Global Proxy Policies and Procedures

needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington

Welling Management Company, llp Global Proxy Policies and Procedures

Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will

Welling Management Company, llp Global Proxy Policies and Procedures

make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

APPENDIX D:
PROXY VOTING GUIDELINES
Attached is a copy of Paradigm Capital Management’s Proxy Voting Policies.

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PROXY VOTING
A.		Policy
1.
When Paradigm’s accounts hold stock which Paradigm will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with (1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) the principles of fiduciary duty which require the fiduciary to act in the best interests of the account. Thus, in voting such stock, Paradigm will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

2.
In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests. In considering the best interests of the account, Paradigm will take into account, among other things, the effect of the proposal on the underlying value of the securities. All conflicts of interest will be resolved in the interest of the client.

3.
Where Paradigm has an obligation to vote, (1) all stock by proxy will be voted, (2) a written record of such voting will be kept by Operations. To assist it in analyzing proxies, Paradigm has subscribed to an unaffiliated third-party corporate governance research service (“Proxy Service Provider”) that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Please contact the Chief Compliance Officer if you would like a record of how proxies for your shares were voted.

B.		Procedure
1.
The Portfolio Managers determine how proxies are to be voted. Operations, through the Proxy Service Provider, will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials. Decisions will be made exclusively in accordance with the economic interests, both long-and short-term, of the account. Except where required by the client, social interests shall not be among the criteria employed by the Portfolio Managers

Unless notified otherwise by the Portfolio Manager, Operations through the unaffiliated third-party corporate governance research service will vote proxies approving the following proposals:

a)	Election of management’s nominees for Directors.

b)	Appointment of Auditors.

c)	Change in the date or location of annual meetings.

d)	For investment companies, continuation of company management, investment adviser or distribution contracts.

e)	Transaction of such other business as may properly come before the meeting.

f)	Receiving and/or approving financial reports.

g)	Indemnification of Directors.

h)	Stock splits and stock dividends.

i)	Authority to issue additional debt.

j)	Change in the number of authorized common shares.

k)	Corporate name change.

l)	Change in investment company agreements with advisers.

m)	Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10%.

n)	Removal of a Director only for cause.

o)	Waiver of preemptive rights.

p)	Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

q)	Equal access proposals.

r)	Technical amendments to by-laws or charters.

s)	Share repurchases.

t)	Spin-offs.

Unless notified otherwise by the Portfolio Manager, Operations will vote proxies opposing the following proposals:

a)	Creation of a second class of stock with unequal voting rights.

b)	Fair pricing provisions when accompanied by a super-majority provisions in excess of two-thirds.

c)	Amendment to bylaws by Board of Directors without shareholder approval.

d)	Elimination of shareholder right to call a special meeting or requiring more than 25% of shareholders to call a special meeting.

e)	Elimination of shareholder action by written consent.

f)	“Stakeholder” proposals.

g)	Loans or guarantees of loans to officers and Directors.

h)	Super-majority provisions in excess of two-thirds.

i)	A greater vote requirement to repeal a provision than to adopt it.

j)	Change to cumulative voting.

There is no general policy with respect to the following proposals which shall be evaluated on a case-by-case basis by the Portfolio Manager:

a)	Change in the state of incorporation.

b)	Mergers or other combinations.

c)	Authorization of “blank check” preferred stock.

d)	Golden parachutes.

e)	Proposals to opt out of state anti-takeover laws.

f)	Prohibition of greenmail.

g)	Change in the number of directors.

h)	Approval of poison pill plan.

i)	Confidential voting.

j)	Shareholder proposal to de-classify Board of Directors.

When the Portfolio Managers decide to vote against a proposal, which is generally approved or to vote in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

APPENDIX E:
PROXY VOTING GUIDELINES
Attached is a copy of Vontobel’s Proxy Voting Policies and Procedures.

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Vontobel Asset Management, Inc.
Vontobel Proxy Voting Policies and Procedures
The following is an excerpt from our compliance manual.
4.3.7 Proxy Voting Policies and Procedures
VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. Where a client has delegated the power to vote portfolio securities in his or her account, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following Proxy Voting Policies and Procedures.

4.3.7.1 Proxy Voting
The CCO shall identify those client accounts that VAMUS is responsible for voting proxies by reviewing the Client's Investment Management Contract and the client's file to see if there are any separate agreements authorizing VAMUS to vote client's proxies.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that account.

The CCO shall maintain a list of those clients where VAMUS exercises proxy voting authority and those clients where VAMUS does not have such authority.

4.3.7.2 Retaining Third Party Proxy Advisory Firms
VAMUS has retained a third-party company ("Third Party Proxy Advisory Firm") to provide research or other assistance with voting client proxies and/or to vote client proxies only after the firm:

●
Obtains and reviews the proxy voting policies and procedures of the Third Party Proxy Advisory Firm (or summaries of such policies and procedures), and finds them acceptable and in the best interests of its clients;

●	Determines that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;
●
Obtains sufficient information from the Third Party Proxy Advisory Firm initially and on an ongoing basis to conclude that the Third Party Proxy Advisory Firm is independent and can make recommendations in an impartial manner;

●
Requires the Third Party Proxy Advisory Firm to disclose any relevant facts concerning VAMUS’ relationships with issuers of publicly traded securities that are the subject of the proxy, such as the amount of compensation the Third Party Proxy Advisory Firm receives from such issuers;

●
Obtains representations from the Third Party Proxy Advisory Firm that it faced no conflict of interest with respect to recommendations or votes and that it will promptly inform VAMUS if there is a conflict of interest (in the manner described below); and

●
Obtains representations from the Third Party Proxy Advisory Firm that no member of its staff providing services to issuers of publicly traded companies play a role in the preparation of its analyses or vote on proxy issues.

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4.3.7.3 Proxy Voting Guidelines and Retention of Third Party Proxy Advisory Firm
VAMUS has elected to delegate the power to vote proxies related to client accounts to a Third Party Proxy Advisory Firm only (i) at the direction of a client; or (ii) if it has disclosed such delegation to the client in its investment advisory agreement with the client or otherwise. Having made this delegation, VAMUS shall ensure that:

●	Proxies and ballots are delivered directly to Third Party Proxy Advisory Firm whenever feasible;
●	Any proxies or ballots received by VAMUS are forwarded to Third Party Proxy Advisory Firm;
●
Third Party Proxy Advisory Firm represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

●
Third Party Proxy Advisory Firm represents that prior to voting it will verify whether an actual or potential conflict of interest with VAMUS or the Third Party Proxy Advisory Firm exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by Third Party Proxy Advisory Firm (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the internal list of interested persons and the Third Party Proxy Advisory Firm and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Third Party Proxy Advisory Firm's direct supervisor;

●
If an actual or potential conflict is found to exist, VAMUS shall arrange for the Third Party Proxy Advisory Firm to provide written notification of the conflict (the "Conflict Notice") to the client or the client's designee (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice will:
●	Describe the proposal to be voted upon;
●	Disclose the actual or potential conflict of interest involved;
●	Contain the vote recommendation (with a summary of material factors supporting the recommended vote); and
●	Either request the client's consent to the vote recommendation or request the client to vote the proxy directly or through another designee of the client;

●
Third Party Proxy Advisory Firm will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures that it has provided to VAMUS and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA);

●	In accordance with SEC Rule 204-2(c)(2), as amended, Third Party Proxy Advisory Firm shall retain in the required proxy voting related documents for the respective clients;
●	Third Party Proxy Advisory Firm will provide reports to VAMUS containing records of votes cast and other relevant information; and

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●	Periodically, but no less than annually, the CCO will:
●
Verify that proxies for the securities held in the client's account have been received and voted in a manner consistent with the Proxy Voting Policies and Procedures of the Third Party Proxy Advisory Firm and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

●	Review the files to verify that records of the voting of the proxies have been properly maintained; and
●	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.
●
VAMUS shall, in its Form ADV (a copy of which shall be distributed annually to each client), describe its proxy voting process, and explain how clients can obtain information from VAMUS regarding how their securities were voted.

4.3.7.4 Proxy Voting and Conflicts of Interest
In most cases client proxies will be voted in strict accordance with the recommendation of the Third Party Proxy Advisory Firm, thereby eliminating the possibility that conflict of interest could arise between a client and VAMUS. Nonetheless, VAMUS reserves the right to change the recommended vote of the Third Party Proxy Advisory Firm when a majority of the group comprised of the President, CCO and the Portfolio Manager(s) responsible for the particular security (the “Proxy Voting Group”) disagree with a recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote. The CCO shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall the Proxy Voting Group take any action to countermand or affect a voting recommendation or decision by the Third Party Proxy Advisory Firm if a conflict of interest exists between the firm and a client on a particular matter. (Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved. Conflicts of interest can arise in many other ways as well.) Whenever the Proxy Voting Group detects an actual or potential material conflict between the interests of a client, on the one hand, and the firm’s interests or the interests of a person affiliated with the firm on the other, the Group will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

1.	provide the client with sufficient information regarding the shareholder vote and VAMUS’ potential conflict to the client and obtain the client's consent before voting;
2.	vote securities based on a pre-determined voting policy set forth herein;
3.	vote client securities based upon the original recommendation of the Third Party Proxy Advisory Firm; or
4.	request the client to engage another party to determine how the proxies should be voted.

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Whenever a conflict of interest is considered and resolved, the CCO writes a memo to document the research presented, discussion points and final decision regarding the vote. The CCO shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Vontobel Asset Management, Inc.
1540 Broadway, 38th Floor
New York, NY 10036
Telephone: (212) 415-7000
www.vusa.com
High Quality Growth at Sensible Prices.

www.vusa.com	Page 4

APPENDIX F:
PROXY VOTING GUIDELINES
Attached is a copy of Smith Group’s Proxy Voting Policies.

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Proxy Voting Policies and Procedures

Voting Responsibility and Oversight – An advisory committee has been established by Smith Group that consists of senior members of the management team as well as senior portfolio managers and the CCO. It is this committee’s responsibility to construct Smith Group’s overall voting guidelines as well as the procedures in order to ensure compliance. The committee meets quarterly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.

Procedures – To ensure proper implementation of Smith Group’s stated proxy guidelines, Smith Group has adopted the following procedures for voting proxies.
●
For each client with whom Smith Group has received stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to Smith Group’s designated voting delegate.

●
Smith Group has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials. This relationship has been established to help Smith Group with the administrative and research portion of its proxy voting responsibility.

●	Proxy items that do not fall under the stated guidelines set forth by Smith Group are reviewed on a case-by-case basis and voted in the client’s best interest as determined by the proxy committee
Smith Group will make copies of its policies and procedures available to all of its clients upon request. Details on how a particular client’s proxies were voted are also available on request
Conflicts of Interest – There may be certain situations that arise where Smith Group’s interests potentially conflict with the interests of the client. These situations could include:
●	Smith Group provides advisory services to public firms that the company also owns in its clients portfolio.
●	Smith Group, its affiliates, and/or its employees have business or personal relationships with public firms that Smith Group also holds in its client portfolios.
●	Smith Group may be partially owned by a publicly traded company whose shares may also be held for its client’s portfolios.

If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:
●	If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.
●
If the proxy item does not fall under the specified guidelines or has been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant. The consultant has been contracted by the adviser to provide guidance on proxy items determined to be in the best interest of Smith Group’s clients.
Proxy Voting Record Keeping – Smith Group will maintain records of all policies, procedures and guidelines as well as any amendments or updates. In addition, Smith Group will maintain records of proxy votes recorded for each client and any documentation that was used to determine the basis on which to vote the specific item. Client requests for documentation will also be maintained by Smith Group in order to comply with current rules and regulations governing proxy voting.

APPENDIX G:
PROXY VOTING GUIDELINES
Attached is a copy of Muzinich’s Proxy Voting Policies.

II-G-1

PROXY VOTING POLICY (AS OF OCTOBER 2012)

The Firm will accept discretionary authority over a client’s proxy if the Firm has discretionary authority over the client’s advisory account and the advisory contract does not expressly state that the Firm will not be voting proxies or the client does not retain voting authority. The Firm may utilize a third party service provider for proxy voting matters. The Chief Compliance Officer or a designated supervisor (“voting officer”) has been delegated the authority for monitoring corporate actions, making voting decisions in accordance with these policies, and ensuring that proxies are submitted in a timely manner. The voting officer will also be responsible for ensuring that clients’ requests for these proxy voting policies and procedures and/or their voting information is responded to effectively within a prompt time period.

In voting proxies, the Firm will vote strictly in accordance with the best interests of the beneficiaries and in light of the purposes for which each individual account was created. The Firm will generally support the management nominees of the issuer, because the Firm knows the individuals best to lead it. In addition, proxies will generally be voted along management's guidelines as indicated on the proxy. The review of long-term and short-term advantages will be weighed when making these decisions.

Support will be given for proposals that support shareholder rights and increase management accountability to the shareholders without sacrificing management’s flexibility. Votes may be held if the Firm determines that the vote puts the shareholder’s rights at risk, such as the following:

●	Provisions have been adopted which are excess anti-takeover measures.
●	Adoptions have been made that represent “poison pill” measures which have not been ratified by the shareholders.
●	Approvals of excessive compensation to top executives.
●	Nominations of persons who have been convicted of a felony or criminal offense.

The Firm will generally vote for the following:

●	Increase in authorized stock (unless it appears excessive) and reduction of the par value of common stock.
●	Proposals to permit cumulative voting in the election of directors.
●	Shareholder proposals asking that board audit, compensation and/or nominating committees are comprised exclusively of independent directors.
●	Proposals to repeal a classified board, and to elect all directors annually.
●	Shareholder proposals that remove restrictions on the right of shareholders to act independently of management and that seek additional disclosure of executive and director compensation information.
●
Anti-greenmail (an agreement between a raider and the issuer where the Firm agrees to purchase the raider’s shares at a premium and the raider agrees to discontinue takeover activities) measures that reduce the ability of shareholders to sell early making it more difficult for a bidder to gain control.

●	Shareholder proposals asking that a Firm submits its poison pill for shareholder ratification.
●
Asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

●	Ratification of independent auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the Firm and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the Firm’s financial position.
●
Expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the Firm, and (ii) if only the legal expenses would be covered.

The Firm will generally vote against the following:

●	Dual class stock authorization, which results in unequal voting rights concentrating votes with insiders.
●	Management proposals to limit shareholders’ ability to nominate directors and/or give management the ability to alter the size of the board without shareholder approval.
●	Proposals to eliminate cumulative voting in the election of directors.
●	Proposals that state directors may be removed only for cause.
●	Shareholder proposals requiring directors to own a minimum amount of Firm stock in order to qualify as a director, or to remain on the board.
●
Management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

●	Proposals to limit the tenure of outside directors or to classify the board.
●	Management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
●	Management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations and/or amend any bylaw or charter provision.
●	Unfair price for shares submit by a bidder.
●	Proposals that include pension fund credits in earnings when calculating executive compensation.
●	Management proposals to restrict or prohibit shareholders’ ability to take action by written consent and/or call special meetings.
●	Attempts to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.
●	Indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, which are more serious violations of fiduciary obligation than mere carelessness.

The Firm will review social issue proposals and vote those proxies consistent with the investment objectives or guidelines of the client’s portfolio.

Unless a proxy is passed on to an authorized voter, the Firm will record the date proxies are voted, and those not voted will be specified with the underlying reason. In non-routine matters, the record will reflect the vote and the reasons for it. Each item to be voted on should be voted separately and individually, not voted in blank. The proxy must be dated and signed in the Firm’s name and the capacity in which it serves should be on the proxy, plus the voting officer's name and title. The voting officer is responsible for ensuring that the following proxy records are maintained for six (six) years, the first two in an appropriate office of the Firm:

1.	Records of proxy statements received regarding client securities;1
2.	Records of each vote cast by the Firm on behalf of a client;
3.	Copies of any document created by the Firm that was material to making a decision on voting clients’ securities;
4.	Records of all communications received and internal documents created that were material to the voting decision; and
5.	Each written client request for proxy voting information and the Firm’s written response to such client request (written or oral) for proxy voting information.

If the Firm utilizes a third party service provider for proxy voting, the Firm will rely on the provider to maintain proxy statements and records of proxy votes cast. The Firm will obtain an undertaking from the third party to provide a copy of the documents promptly upon request.

The voting officer will maintain a list of those companies which issue publicly traded securities and with which the Firm (or its affiliates) have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

●	Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;
●	Companies affiliated with officers, or immediate family members of officers of the Firm or of affiliates of the Firm; and
●
Companies that maintain significant business relationships with the Firm or of affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

In addition, any proxy vote that would result in increased compensation to the Firm or an affiliate due to increased or additional fees or other charges to be paid by the client as a result would also be considered a vote where the Firm has a conflict of interest. The voting officer will determine, based on a review of the issues raised by the conflict of interest, the nature of the potential conflict and, most importantly, given the Firm’s commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. The voting officer will perform one the following duties as a result:

1.	Vote the proxy in accordance with the Firm’s proxy policies;
2.	Disclose the conflict to the client(s), providing sufficient information regarding the matter and the nature of the Firm’s conflict, and obtaining consent before voting;
3.	Employ an outside service provider to advise in the voting of the proxy;
4.	Employ an outside service provider to vote the proxy on behalf of the Firm and its clients; or
5.	Decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

The voting officer will document all instances where a proxy involved a conflict of interest, including the nature and the circumstances of the conflict, the steps taken by the Firm to resolve the conflict of interest, and the vote(s) as a result

1 The Firm will rely on proxy statements filed via EDGAR instead of maintaining its own copies of each proxy statement.

Investment Firm Proxy Voting -Form N-PX

Form N-PX is to be used by a registered management investment Firm, other than a small business investment Firm registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than August 31 of each year, containing the registrant’s proxy voting record for the most recent twelve-month period ended June 30, pursuant to section 30 of the Investment Company Act of 1940 and rule 30b1-4 there under (17 CFR 270.30b1-4).

The CCO of the Fund shall collect the appropriate information for the completion of Form N- PX and shall prepare and file the Form on behalf of the Firm.

For Public Funds managed or subadvised by the Firm, the Firm’s Chief Compliance Officer will work with the officers of such Funds to ensure that Form N-PX is filed with the appropriate signature of the officers.

APPENDIX H:
PROXY VOTING GUIDELINES
Attached is a copy of Brandywine Global’s Proxy Voting Policies.
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Proxy Voting

I. Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
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The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit
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information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2. Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B. Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1. If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;
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b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent

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feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts

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and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;
B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;
C.	a record of each vote cast by Brandywine Global on behalf of a client;
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D.	documentation relating to the identification and resolution of conflicts of interest;
E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
F.
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A
Proxy Voting Guidelines

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II. Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover
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We vote against anti-takeover measures, including without limitation:
A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.
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